SEPTEMBER 15, 2003                                                JPMCC 2003-LN1


--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                                  $732,086,000

                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-LN1

                           -------------------------

                               JPMORGAN CHASE BANK
                        LASALLE BANK NATIONAL ASSOCIATION
                          NOMURA CREDIT & CAPITAL, INC.
                              Mortgage Loan Sellers





JPMORGAN                     ABN AMRO INCORPORATED                       NOMURA

                           CREDIT SUISSE FIRST BOSTON

The analyses in this report are based upon information provided by JPMorgan Chase Bank, LaSalle Bank National Association and Nomura Credit & Capital, Inc. (the "Sellers"). J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc. and Credit Suisse First Boston LLC (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.
--------------------------------------------------------------------------------

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1

--------------------------------------------------------------------------------
                                  KEY FEATURES
--------------------------------------------------------------------------------

CO-LEAD MANAGERS:                        J.P. Morgan Securities Inc. (Sole Bookrunner)
                                         ABN AMRO Incorporated
                                         Nomura Securities International, Inc.

CO-MANAGERS:                             Credit Suisse First Boston LLC

MORTGAGE LOAN SELLERS:                   JPMorgan Chase Bank (37.6%)
                                         LaSalle Bank National Association (33.6%)
                                         Nomura Credit & Capital, Inc. (28.9%)

MASTER SERVICER:                         Wells Fargo Bank, National Association

SPECIAL SERVICER:                        ARCap Servicing, Inc.

TRUSTEE:                                 U.S. Bank, National Association

PAYING AGENT:                            LaSalle Bank National Association

RATING AGENCIES:                         Moody's Investors Service, Inc.
                                         Standard & Poor's Ratings Services

PRICING DATE:                            On or about September 25, 2003

CLOSING DATE:                            On or about September 30, 2003

CUT-OFF DATE:                            With respect to each mortgage loan, the related due date of such mortgage loan in September 2003 or, such other date in September 2003 specified in the preliminary prospectus supplement.

DISTRIBUTION DATE:                       15th of each month, or if the 15th day is not a business day, on the next succeeding business day, beginning in October 2003

PAYMENT DELAY:                           14 days

TAX STATUS:                              REMIC

ERISA CONSIDERATION:                     Class A-1, A-2, B, C, D & E

OPTIONAL TERMINATION:                    1.0% (Clean-up Call)

MINIMUM DENOMINATIONS:                   $10,000

SETTLEMENT TERMS:                        DTC, Euroclear and Clearstream Banking


--------------------------------------------------------------------------------
                           COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS                              All Mortgage Loans        Loan Group 1          Loan Group 2
--------------------------                              ------------------        ------------          ------------
INITIAL POOL BALANCE (IPB):                             $1,204,787,325            $839,010,606          $365,776,719
NUMBER OF MORTGAGED LOANS:                              186                       111                   75
NUMBER OF MORTGAGED PROPERTIES:                         199                       113                   86
AVERAGE CUT-OFF BALANCE PER LOAN:                       $6,477,351                $7,558,654            $4,877,023
AVERAGE CUT-OFF BALANCE PER PROPERTY:                   $6,054,208                $7,424,873            $4,572,209
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:            5.6145%                   5.7398%               5.3269%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                1.70x                     1.79x                 1.51x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):      70.4%                     68.6%                 74.4%
WEIGHTED AVERAGE MATURITY DATE LTV:                     59.2%                     58.0%                 62.0%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):   117                       119                   113
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS):   339                       336                   345
WEIGHTED AVERAGE SEASONING (MONTHS):                    2                         2                     1
10 LARGEST LOANS AS % OF IPB:                           26.5%                     34.0%                 9.3%
% OF LOANS WITH ADDITIONAL DEBT:                        7.4%                      9.9%                  1.7%
% OF LOANS WITH SINGLE TENANTS:                         8.6%                      12.4%                 NAP

                                     2 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1

--------------------------------------------------------------------------------
                        APPROXIMATE SECURITIES STRUCTURE
--------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES

------------------------------------------------------------------------------------------------------------------------------------
            EXPECTED RATINGS                                 CREDIT SUPPORT         EXPECTED WEIGHTED
CLASS       (MOODY'S/ S&P)        APPROXIMATE FACE AMOUNT    (% OF BALANCE)(2)     AVG LIFE (YEARS)(3)    EXPECTED PAYMENT WINDOW(3)
------------------------------------------------------------------------------------------------------------------------------------
A-1             Aaa/AAA                 $258,300,000             16.625%                5.70                    10/03-06/13
A-2             Aaa/AAA                 $380,415,000             16.625%                9.86                    06/13-09/13
B                Aa2/AA                  $34,638,000             13.750%                9.96                    09/13-09/13
C               Aa3/AA-                  $13,553,000             12.625%                9.96                    09/13-09/13
D                 A2/A                   $30,120,000             10.125%                9.96                    09/13-09/13
E                A3/A-                   $15,060,000              8.875%                9.98                    09/13-10/13
------------------------------------------------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES

------------------------------------------------------------------------------------------------------------------------------------
                EXPECTED RATINGS        APPROXIMATE FACE    CREDIT SUPPORT          EXPECTED WEIGHTED
CLASS            (MOODY'S/ S&P)            AMOUNT           (% OF BALANCE)(2)       AVG. LIFE (YEARS)(3)  EXPECTED PAYMENT WINDOW(3)
------------------------------------------------------------------------------------------------------------------------------------
X-1                 Aaa/AAA            $1,204,787,325(1)              N/A                 N/A                        N/A
X-2                 Aaa/AAA            $1,129,226,000(1)              N/A                 N/A                        N/A
A-1A                Aaa/AAA              $365,776,000             16.625%                 N/A                        N/A
F                  Baa1/BBB+              $16,566,000              7.500%                 N/A                        N/A
G                   Baa2/BBB              $13,554,000              6.375%                 N/A                        N/A
H                  Baa3/BBB-              $16,565,000              5.000%                 N/A                        N/A
J                   Ba1/BB+                $6,024,000              4.500%                 N/A                        N/A
K                    Ba2/BB               $12,048,000              3.500%                 N/A                        N/A
L                   Ba3/BB-                $6,024,000              3.000%                 N/A                        N/A
M                    B1/B+                $10,542,000              2.125%                 N/A                        N/A
N                     B2/B                 $3,012,000              1.875%                 N/A                        N/A
P                    B3/B-                 $3,012,000              1.625%                 N/A                        N/A
NR                   NR/NR                $19,578,325                 N/A                 N/A                        N/A
PS-1                 A2/NR                $11,100,000                 N/A                 N/A                        N/A
PS-2                 A3/NR                 $5,400,000                 N/A                 N/A                        N/A
PS-3                Baa1/NR                $5,300,000                 N/A                 N/A                        N/A
PS-4                Baa2/NR                $6,500,000                 N/A                 N/A                        N/A
PS-5                Baa3/ NR               $6,500,000                 N/A                 N/A                        N/A
PS-6                Ba1/ NR               $10,800,000                 N/A                 N/A                        N/A
PS-7                 Ba2/NR                $9,400,000                 N/A                 N/A                        N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Notional Amount
(2) The credit support percentages set forth are for Class A-1, Class A-2 and Class A-1A Certificates represented in the aggregate.
(3) The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations-Weighted Average" in the preliminary prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

                                     3 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o For the purposes of making distributions to the Class A-1, A-2 and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups (either "Loan Group 1" or "Loan Group 2"). Generally, interest and principal distributions on the Class A-1 and Class A-2 certificates will be based on amounts available relating to Loan Group 1 and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group 2.

o Interest payments will be concurrent to Classes A-1, A-2, A-1A (pro-rata to Class A-1 and A-2, from Loan Group 1, and to Class A-1A from Loan Group 2, the foregoing classes, together, the "Class A Certificates"), X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2 Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates.

o The pass-through rates on the Class A-1, A-2, A-1A, B, C, D, E, F, G, H, J, K, L, M, N, P and NR will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and (iv) the rate described in clause
     (ii) above less a specified percentage.

o    All classes will accrue interest on a 30/360 basis.

o Generally, the Class A-1 and A-2 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of Class A-2 has been reduced to zero. However, on any distribution date on which the certificate principal balance of the Class B Certificates though Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect to the mortgage loans will be distributed (without regard to loan group) to Class A-1, A-2 and A-1A, pro-rata.

o Losses will be borne by the Classes (other than the Classes X-1 and X-2 Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1, Class A-2 and Class A-1A Certificates (without regard to loan group).

o Yield maintenance charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the Offered Certificates and the Class A-1A, F, G and H Certificates in the following manner: the holders of each class of Offered Certificates and the Class A-1A, F, G and H Certificates (will receive, with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2 and A-1A Certificates) on each Distribution Date an amount of Yield Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1).

             Group Principal Paid to Class      (Pass-Through Rate on Class - Discount Rate)
YM Charge x ------------------------------   x  --------------------------------------------
               Group Total Principal Paid          (Mortgage Rate on Loan - Discount Rate)

o All prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 certificates.

o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such adjustment is determined, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.

--------------------------------------------------------------------------------

                                     4 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1
















                      [THIS PAGE INTENTIONALLY LEFT BLANK]






                                     5 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                 ALL MORTGAGE LOANS - COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                         NUMBER                                            WA
RANGE OF PRINCIPAL       OF            PRINCIPAL      % OF          WA     UW
BALANCES                 LOANS         BALANCE         IPB         LTV    DSCR
--------------------------------------------------------------------------------
$923,360    -$1,999,999    30        $49,158,822      4.1%        66.2%  1.65x
$2,000,000  -$2,999,999    33         83,824,628      7.0         73.1%  1.49x
$3,000,000  -$3,999,999    27         92,336,181      7.7         69.1%  1.54x
$4,000,000  -$4,999,999    11         49,072,511      4.1         72.2%  1.45x
$5,000,000  -$6,999,999    37        219,049,632     18.2         70.4%  2.18x
$7,000,000  -$9,999,999    20        167,818,972     13.9         70.5%  1.56x
$10,000,000 -$14,999,999   16        190,224,771     15.8         76.5%  1.46x
$15,000,000 -$24,999,999    7        146,478,032     12.2         70.3%  1.44x
$25,000,000 -$60,999,999    5        206,823,775     17.2         64.8%  1.96x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED            186     $1,204,787,325    100.0%        70.4%  1.70X
AVERAGE:
--------------------------------------------------------------------------------
AVERAGE PER LOAN:                    $6,477,351
--------------------------------------------------------------------------------
AVERAGE PER                          $6,054,208
PROPERTY:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------
                          NUMBER         PRINCIPAL
                          OF               BALANCE    % OF           WA UW
     STATE                PROPERTIES                   IPB   WA LTV   DSCR
--------------------------------------------------------------------------------
     MASSACHUSETTS              4      $130,837,109  10.9%   59.9%   2.20x
     TEXAS                     21       108,753,750   9.0    74.7%   1.49x
     CALIFORNIA                15       106,135,158   8.8    70.4%   1.50x
        Southern               13        98,367,122   8.2    70.4%   1.50x
        Northern                2         7,768,036   0.6    70.8%   1.49x
     FLORIDA                   14        85,634,769   7.1    75.9%   1.46x
     MARYLAND                   4        79,646,001   6.6    72.0%   1.54x
     MICHIGAN                  11        76,650,210   6.4    68.4%   1.71x
     VIRGINIA                   5        63,940,460   5.3    70.6%   1.48x
     OTHER                    125       553,189,868  45.9    71.2%   1.75x
--------------------------------------------------------------------------------
     TOTAL/WEIGHTED           199    $1,204,787,325  100.0%  70.4%    1.70X
     AVERAGE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        %                    WA
     RANGE OF MORTGAGE     NUMBER        PRINCIPAL      OF         WA        UW
     INTEREST RATES        OF LOANS       BALANCE        IPB       LTV      DSCR
--------------------------------------------------------------------------------
     4.2000% - 4.9999%           27    $  156,233,474     13.0%    64.4    2.67x
     5.0000% - 5.4999%           56       396,089,877     32.9     70.6    1.77x
     5.5000% - 5.9999%           52       303,052,287     25.2     74.7    1.41x
     6.0000% - 6.4999%           40       291,467,018     24.2     71.0    1.46x
     6.5000% - 6.9999%            7        21,148,468      1.8     74.1    1.32x
     7.0000% - 7.4999%            2         7,768,000      0.6     58.1    1.25x
     7.5000% - 8.6650%            2        29,028,201      2.4     49.3    1.48x
     --------------------- ---------   --------------    ------   ------   -----
     TOTAL/WEIGHTED             186    $1,204,787,325    100.0%    70.4%   1.70X
     AVERAGE:
     --------------------- ---------   --------------    ------   ------   -----
     WEIGHTED AVERAGE       5.6145%
     MORTGAGE RATE:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     NUMBER                                               WA
                     OF          PRINCIPAL        % OF         WA         UW
   UW DSCR           LOANS       BALANCE           IPB        LTV       DSCR
--------------------------------------------------------------------------------
   1.20X - 1.29X         13       $88,859,187       7.4%       75.9%      1.25x
   1.30X - 1.34X         16        72,846,591       6.0        74.9%      1.31x
   1.35X - 1.39X         23       200,618,780      16.7        75.8%      1.37x
   1.40X - 1.44X         28       184,401,858      15.3        75.5%      1.42x
   1.45X - 1.49X         23       135,585,163      11.3        77.1%      1.47x
   1.50X - 1.69X         58       340,214,947      28.2        70.5%      1.56x
   1.70X - 1.99X         10        63,882,563       5.3        63.4%      1.82x
   2.00X - 2.99X         11        43,561,585       3.6        47.7%      2.39x
   3.00X - 4.99X          3        68,316,651       5.7        41.8%      3.10x
   5.00X - 22.55X         1         6,500,000       0.5         6.8%     22.55x
--------------------------------------------------------------------------------
   TOTAL/WEIGHTED       186    $1,204,787,325     100.0%       70.4%      1.70X
   AVERAGE:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            WA
     ORIGINAL TERM TO      NUMBER     PRINCIPAL       % OF        WA        UW
     MATURITY              OF LOANS    BALANCE           IPB      LTV      DSCR
--------------------------------------------------------------------------------
     60 - 84                   19    $  100,780,533     8.4%     71.6%     1.73x
     85 - 120                 161     1,038,623,998     6.2      70.8%     1.71x
     121 - 240                  6        65,382,794     5.4      62.3%     1.61x
--------------------------------------------------------------------------------
     TOTAL/WEIGHTED           186    $1,204,787,325   100.0%    70.4%     1.70X
     AVERAGE:
--------------------------------------------------------------------------------
     WEIGHTED AVERAGE
     ORIGINAL
     TERM TO MATURITY:        119
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       NUMBER                                            WA
 RANGE OF REMAINING    OF         PRINCIPAL         % OF      WA         UW
 TERMS TO MATURITY      LOANS      BALANCE           IPB      LTV       DSCR
--------------------------------------------------------------------------------
 57 - 84                   21    $   129,808,734    10.8%     66.6%     1.67x
 85 - 120                 159      1,009,595,798     3.8      71.4%     1.71x
 121 - 240                  6         65,382,794     5.4      62.3%     1.61x
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED           186    $ 1,204,787,325   100.0%     70.4%     1.70X
 AVERAGE:
--------------------------------------------------------------------------------
 WEIGHTED AVERAGE
 REMAINING
 TERM TO
 MATURITY/ARD:            117
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF        PRINCIPAL
PROPERTY TYPE           SUB PROPERTY TYPE          PROPERTIES          BALANCE    % OF IPB    WA LTV    WA UW DSCR
-------------------------------------------------------------------------------------------------------------------
MULTIFAMILY             GARDEN                             71     $295,894,347       24.6%     74.9%         1.52x
                        MID/HIGH RISE                       3       45,721,030        3.8      73.5%         1.42x
                        COOP                                1        6,500,000        0.5       6.8%        22.55x
                        SUBTOTAL                           75     $348,115,377       28.9%     73.4%         1.90x
-------------------------------------------------------------------------------------------------------------------
RETAIL                  ANCHORED                           39     $218,730,855       18.2%     72.5%         1.56x
                        SHADOW ANCHORED                     8       46,978,408        3.9      72.6%         1.45x
                        UNANCHORED                          6       29,038,242        2.4      66.2%         1.62x
                        SUBTOTAL                           53     $294,747,505      24.15%     71.9%         1.55x
-------------------------------------------------------------------------------------------------------------------
OFFICE                  SUBURBAN                           18     $130,742,777       10.9%     73.6%         1.47x
                        CBD                                 4      102,702,986        8.5      49.0%         2.41x
                        SUBTOTAL                           22     $233,445,762       19.4%     62.8%         1.89x
-------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING    MANUFACTURED HOUSING               31     $124,736,095       40.4      75.7%         1.49x
-------------------------------------------------------------------------------------------------------------------
MIXED USE               INDUSTRIAL/OFFICE                   1      $50,871,090        4.2%     74.3%         1.36x
                        OFFICE/RETAIL                       2       11,494,691        1.0      70.8%         1.44x
                        MULTIFAMILY/RETAIL                  1       11,250,000        0.9      70.3%         1.30x
                        SUBTOTAL                            4      $73,615,781        6.1%     73.1%         1.36x
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL              FLEX                                7      $49,317,209        4.1%     71.8%         1.37x
                        WAREHOUSE/DISTRIBUTION              1       24,000,000        2.0      64.2%         1.51x
                        SUBTOTAL                            8      $73,317,209        6.1%     69.3%         1.42x
-------------------------------------------------------------------------------------------------------------------
HOTEL                   FULL SERVICE                        1      $36,000,000        3.0%     63.2%         1.84x
-------------------------------------------------------------------------------------------------------------------
SELF STORAGE            SELF STORAGE                        4      $13,459,597        1.1%     73.8%         1.33x
-------------------------------------------------------------------------------------------------------------------
PARKING GARAGE          PARKING GARAGE                      1       $7,350,000        0.6%     27.8%         2.46x
-------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                    199   $1,204,787,325      100.0%     70.4%         1.70X
-------------------------------------------------------------------------------------------------------------------



                                     6 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                 ALL MORTGAGE LOANS - COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------
 ORIGINAL AMORTIZATION    NUMBER OF       PRINCIPAL   % OF        WA     WA UW
TERM                          LOANS         BALANCE    IPB       LTV     DSCR
--------------------------------------------------------------------------------
120 - 180                         5     $26,870,607     2.3%     42.5%    1.70x
181 - 240                         7      40,308,887     3.4      66.7%    1.44x
241 - 300                        37     222,751,382    18.9      68.3%    1.49x
301 - 330                         1       4,596,704     0.4      68.6%    1.29x
331 - 360                       127     885,049,745    75.0      72.9%    1.60x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         177  $1,179,577,325   100.0%     71.1%    1.58X
--------------------------------------------------------------------------------
WEIGHTED AVERAGE
ORIGINAL AMORTIZATION
TERM:                           339
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------
REMAINING AMORTIZATION    NUMBER OF          PRINCIPAL   % OF             WA UW
TERM                           LOANS           BALANCE    IPB   WA LTV     DSCR
--------------------------------------------------------------------------------
117 - 180                          5       $26,870,607    2.3%    42.5%    1.70x
181 - 240                          8        64,740,384    5.5     58.8%    1.47x
241 - 300                         37       202,916,589   17.2     71.0%    1.48x
301 - 360                        127       885,049,745   75.2     72.9%    1.60x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          177    $1,179,577,325  100.0%    71.1%    1.58X
--------------------------------------------------------------------------------
WEIGHTED AVERAGE
REMAINING AMORTIZATION
TERM:                            337
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
                          NUMBER OF          PRINCIPAL   % OF            WA UW
CUT-OFF LTV                    LOANS           BALANCE    IPB   WA LTV    DSCR
--------------------------------------------------------------------------------
6.8% - 49.9%                      13      $135,141,233    11.2%   40.8%    3.52x
50.0% - 59.9%                     14        45,155,265     3.7    55.4%    1.76x
60.0% - 64.9%                     16       119,164,341     9.9    63.7%    1.63x
65.0% - 69.9%                     18        74,991,533     6.2    68.2%    1.54x
70.0% - 74.9%                     36       206,171,814    17.1    73.1%    1.42x
75.0% - 80.0%                     89       624,163,138    51.8    78.5%    1.43x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          186    $1,204,787,325   100.0%   70.4%    1.70X
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
--------------------------------------------------------------------------------
                          NUMBER OF          PRINCIPAL   % OF            WA UW
MATURITY LTV                   LOANS           BALANCE    IPB   WA LTV    DSCR
--------------------------------------------------------------------------------
6.8% - 29.9%                       2       $13,491,651    1.2%    20.5%   12.45x
30.0% - 49.9%                     20       172,326,259   15.0     50.9%    2.28x
50.0% - 59.9%                     55       238,208,021   20.7     69.6%    1.51x
60.0% - 64.9%                     41       305,499,666   26.5     75.3%    1.43x
65.0% - 69.9%                     54       366,191,248   31.8     79.0%    1.43x
70.0% - 73.8%                      7        56,939,873    4.9     78.9%    1.52x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          179    $1,152,656,718  100.0%    71.2%    1.71X
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------
                          NUMBER OF          PRINCIPAL   % OF            WA UW
      AMORTIZED TYPES          LOANS           BALANCE    IPB   WA LTV    DSCR
--------------------------------------------------------------------------------
BALLOON LOANS(2)                 159    $1,011,393,810    85.9%   73.3%    1.49x
INTEREST ONLY-BALLOON              3        67,330,000     5.6    46.9%    2.90x
FULLY AMORTIZING                   7        52,130,607     4.3    52.7%    1.61x
ARD LOANS                          7        28,722,908     2.4    77.5%    1.38x
INTEREST ONLY                      9        25,210,000     2.1    37.3%    7.66x
INTEREST ONLY-ARD                  1        20,000,000     1.7    80.0%    1.36x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          186    $1,204,787,325   100.0%   70.4%    1.70X
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              YEAR BUILT/RENOVATED
--------------------------------------------------------------------------------
                          NUMBER OF         PRINCIPAL   % OF             WA UW
   YEAR BUILT/RENOVATED   PROPERTIES          BALANCE    IPB   WA LTV     DSCR
--------------------------------------------------------------------------------
1919 - 1959                        1       $9,931,143      0.8%   52.3%    1.44x
1960 - 1969                       13       54,279,840      4.5    77.1%    1.47x
1970 - 1979                       24       95,017,224      7.9    70.5%    1.54x
1980 - 1989                       34      245,869,614     20.4    66.2%    1.84x
1990 - 1999                       43      253,295,741     21.0    69.7%    1.55x
2000 - 2003                       84      546,393,764     45.4    72.2%    1.77x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          199   $1,204,787,325    100.0%   70.4%    1.70X
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           CURRENT OCCUPANCY RATES(4)
--------------------------------------------------------------------------------

                          NUMBER OF         PRINCIPAL   % OF             WA UW
CURRENT OCCUPANCY RATES   PROPERTIES          BALANCE    IPB   WA LTV     DSCR
--------------------------------------------------------------------------------
68.6 - 85.0                       12      $50,039,879     4.3%    72.8%    1.44x
85.1 - 90.0                       16      140,304,689    12.1     75.5%    1.43x
90.1 - 95.0                       39      310,393,155    26.7     69.6%    1.77x
95.1 - 100.0                     130      660,699,603    56.9     70.3%    1.73x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          197   $1,161,437,325   100.0%    70.9%    1.69X
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PREPAYMENT PROTECTION
--------------------------------------------------------------------------------
                          NUMBER OF         PRINCIPAL   % OF             WA UW
PREPAYMENT PROTECTION          LOANS          BALANCE    IPB   WA LTV     DSCR
--------------------------------------------------------------------------------
LO-DEFEASANCE                    178   $1,122,105,110    93.1%    71.3%    1.59x
LO-YIELD MAINTENANCE               7       58,250,718     4.8     62.3%    4.00x
YIELD MAINTENANCE                  1       24,431,497     2.0     45.7%    1.51x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          186   $1,204,787,325   100.0%    70.4%    1.70X
--------------------------------------------------------------------------------


(1) Excludes loans that are interest only for the entire term.
(2) Excludes the mortgage loans which pay interest only for a portion of their term.
(3) Excludes the fully amortizing mortgage loans.
(4) Excludes the hotel and parking garage properties.



                                     7 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RANGE OF PRINCIPAL            NUMBER OF        PRINCIPAL                                  WA UW
BALANCES                           LOANS         BALANCE     % OF IPB       WA LTV         DSCR
-----------------------------------------------------------------------------------------------
$1,000,000 - $1,999,999               12     $20,850,471        2.5%         68.5%        1.51x
$2,000,000 - $2,999,999               19      48,422,421        5.8          72.2%        1.48x
$3,000,000 - $3,999,999               17      56,102,788        6.7          68.3%        1.52x
$4,000,000 - $4,999,999                8      35,926,784        4.3          70.2%        1.47x
$5,000,000 - $6,999,999               19     113,044,967       13.5          67.0%        2.75x
$7,000,000 - $9,999,999               14     117,751,064       14.0          68.9%        1.58x
$10,000,000 - $14,999,999             12     144,127,644       17.2          75.6%        1.46x
$15,000,000 - $24,999,999              6     129,913,378       15.5          69.2%        1.44x
$25,000,000 - $60,000,000              4     172,871,090       20.6          61.9%        2.10x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              111    $839,010,606      100.0%         68.6         1.79X
-----------------------------------------------------------------------------------------------
AVERAGE PER LOAN:                             $7,558,654
-----------------------------------------------------------------------------------------------
AVERAGE PER PROPERTY:                         $7,424,873
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                             NUMBER OF       PRINCIPAL                                    WA UW
STATE                       PROPERTIES       BALANCE       % OF IPB      WA LTV            DSCR
-----------------------------------------------------------------------------------------------
MASSACHUSETTS                          3    $124,694,941       14.9%         59.6%        2.21x
CALIFORNIA                            15     106,135,158       12.7          70.4%        1.50x
   Southern California                13      98,367,122       11.7          70.4%        1.50x
   Northern California                 2       7,768,036        0.9          70.8%        1.49x
TEXAS                                 12      79,676,748        9.5          75.6%        1.50x
MICHIGAN                              10      68,067,470        8.1          67.5%        1.71x
VIRGINIA                               5      63,940,460        7.6          70.6%        1.48x
NEW YORK                               7      54,652,954        6.5          60.3%        3.99x
FLORIDA                                8      50,337,635        6.0          74.3%        1.43x
GEORGIA                               11      50,102,369        6.0          57.6%        1.51x
OTHER                                 42     241,402,871       28.8          72.9%        1.52x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE               113    $839,010,606      100.0%         68.6%        1.79X
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RANGE OF MORTGAGE             NUMBER OF        PRINCIPAL                                  WA UW
INTEREST RATES                     LOANS         BALANCE     % OF IPB       WA LTV         DSCR
-----------------------------------------------------------------------------------------------
4.2500% - 4.9999%                     11     $84,378,342       10.1%         61.9%        3.38x
5.0000% - 5.4999%                     31     247,706,121       29.5          66.8%        1.95x
5.5000% - 5.9999%                     30     194,321,144       23.2          73.5%        1.43x
6.0000% - 6.4999%                     28     254,660,330       30.4          71.0%        1.46x
6.5000% - 6.9999%                      7      21,148,468        2.5          74.1%        1.32x
7.0000% - 7.4999%                      2       7,768,000        0.9          58.1%        1.25x
7.5000% - 8.6650%                      2      29,028,201        3.5          49.3%        1.48x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              111    $839,010,606      100.0%         68.6%        1.79X
-----------------------------------------------------------------------------------------------
WEIGHTED AVERAGE
MORTGAGE
RATE:                            5.7398%
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                               NUMBER OF       PRINCIPAL                                 WA UW
UW DSCR                            LOANS         BALANCE     % OF IPB       WA LTV        DSCR
-----------------------------------------------------------------------------------------------
1.20X - 1.29X                          9     $46,138,947        5.5          73.4%       1.26x
1.30X - 1.34X                         12      60,363,977        7.2          74.5%       1.31x
1.35X - 1.39X                         10     138,028,735       16.5          75.1%       1.36x
1.40X - 1.49X                         16     119,926,734       14.3          75.4%       1.42x
1.45X - 1.49X                         13      85,009,685       10.1          76.6%       1.48x
1.50X - 1.69X                         39     242,803,313       28.9          69.0%       1.56x
1.70X - 1.99X                          6      53,213,148        6.3          62.6%       1.81x
2.00X - 2.99X                          3      20,034,417        2.4          40.9%       2.43x
3.00X - 4.99X                          2      66,991,651        8.0          41.9%       3.10x
5.00X - 22.55X                         1       6,500,000        0.8           6.8%      22.55x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              111    $839,010,606      100.0%         68.6%       1.79X
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  ORIGINAL TERM TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                              NUMBER OF        PRINCIPAL                               WA UW
ORIGINAL TERM TO MATURITY          LOANS         BALANCE     % OF IPB       WA LTV     DSCR
-----------------------------------------------------------------------------------------------
60 - 84                                8     $65,019,588        7.7%         77.7%     1.48x
85 - 120                              97     708,608,225       84.5          68.4%     1.83x
121 - 240                              6      65,382,794        7.8          62.3%     1.61x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              111    $839,010,606      100.0%         68.6%     1.79X
-----------------------------------------------------------------------------------------------
WEIGHTED AVERAGE
ORIGINAL
TERM TO MATURITY:                    121
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS       NUMBER OF       PRINCIPAL                               WA UW
TO MATURITY                        LOANS         BALANCE     % OF IPB       WA LTV      DSCR
-----------------------------------------------------------------------------------------------
57 - 84                               10     $94,047,788       11.2%         68.9%     1.48x
85 - 120                              95     679,580,024       81.0          69.2%     1.85x
121 - 240                              6      65,382,794        7.8          62.3%     1.61x
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              111    $839,010,606      100.0%         68.6%     1.79X
-----------------------------------------------------------------------------------------------
WEIGHTED AVERAGE
REMAINING
TERM TO MATURITY/ARD:                119
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                  NUMBER         PRINCIPAL
                                                  OF               BALANCE                       WA UW
PROPERTY TYPE              SUB PROPERTY TYPE      PROPERTIES                 % OF IPB    WA LTV     DSCR
----------------------------------------------------------------------------------------------------------
RETAIL                     ANCHORED                   39      $218,730,855     26.1%      72.5%    1.56x
                           SHADOW ANCHORED             8        46,978,408      5.6       72.6%    1.45x
                           UNANCHORED                  6        29,038,242      3.5       66.2%    1.62x
                           SUBTOTAL                   53      $294,747,505     35.1%      71.9%    1.55x
----------------------------------------------------------------------------------------------------------
OFFICE                     SUBURBAN                   18      $130,742,777     15.6%      73.6%    1.47x
                           CBD                         4       102,702,986     12.2       49.0%    2.41x
                           SUBTOTAL                   22      $233,445,762     27.8%      62.8%    1.89x
----------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING       MANUFACTURED HOUSING       17        $81924,826      9.8%      77.1%    1.49x
----------------------------------------------------------------------------------------------------------
MIXED USE                  INDUSTRIAL/OFFICE           1       $50,871,090      6.1%      74.3%    1.36x
                           OFFICE/RETAIL               2        11,494,691      1.4       70.8%    1.44x
                           MULTIFAMILY/RETAIL          1        11,250,000      1.3       70.3%    1.30x
                           SUBTOTAL                    4       $73,615,781      8.8%      73.1%    1.36x
----------------------------------------------------------------------------------------------------------
INDUSTRIAL                 FLEX                        7       $49,317,209      5.9%      71.8%    1.37x
                           WAREHOUSE/DISTRIBUTION      1        24,000,000      2.9       64.2%    1.51x
                           SUBTOTAL                    8       $73,317,209      8.7%      69.3%    1.42x
----------------------------------------------------------------------------------------------------------
HOTEL                      FULL SERVICE                1       $36,000,000      4.3%      63.2%    1.84x
----------------------------------------------------------------------------------------------------------
MULTIFAMILY                GARDEN                      2       $18,649,927      2.2%      75.6%    1.46x
                           COOP                        1         6,500,000      0.8        6.8%   22.55x
                           SUBTOTAL                    3       $25,149,927      3.0%      57.8%    6.91x
----------------------------------------------------------------------------------------------------------
STORAGE                    STORAGE                     4       $13,459,597      1.6%      73.8%    1.33x
----------------------------------------------------------------------------------------------------------
PARKING GARAGE             PARKING GARAGE              1        $7,350,000      0.9%      27.8%    2.46x
----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                               113      $839,010,606    100.0%      68.6%    1.79X
----------------------------------------------------------------------------------------------------------

                                     8 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                   NUMBER OF          PRINCIPAL                              WA UW
 ORIGINAL AMORTIZATION TERM            LOANS            BALANCE     % OF IPB      WA LTV        DSCR
------------------------------------------------------------------------------------------------------
120 - 180                                  4        $22,949,939         2.8%       42.3%       1.73x
181 - 240                                  5         36,721,333         4.4        66.5%       1.45x
241 - 300                                 24        158,895,292        19.1        65.2%       1.56x
301 - 330                                  1          4,596,704         0.6        68.6%       1.29x
331 - 360                                 76        609,347,338        73.2        71.3%       1.65x
------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  110       $832,510,606       100.0%       69.1%       1.62X
------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE
ORIGINAL AMORTIZATION
TERM:                                    336
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                   NUMBER OF          PRINCIPAL                              WA UW
REMAINING AMORTIZATION TERM            LOANS            BALANCE     % OF IPB      WA LTV         DSCR
------------------------------------------------------------------------------------------------------
118 - 180                                  4        $22,949,939         2.8%       42.3%        1.73x
181 - 240                                  6         61,152,830         7.3        58.2%        1.47x
241 - 300                                 24        139,060,499        16.7        68.7%        1.56x
301 - 360                                 76        609,347,338        71.3        71.2%        1.65x
------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  110       $832,510,606       100.0%       69.1%        1.62X
------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE
REMAINING AMORTIZATION
TERM:                                    334
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                   NUMBER OF          PRINCIPAL                              WA UW
CUT-OFF LTV                            LOANS            BALANCE     % OF IPB      WA LTV         DSCR
------------------------------------------------------------------------------------------------------
6.8% - 49.9%                               8       $121,157,565        14.4%       40.5%        3.66x
50.0% - 59.9%                              8         29,784,066         3.5        55.0%        1.58x
60.0% - 69.9%                             14        112,939,341        13.5        63.6%        1.64x
65.0% - 69.9%                             10         47,476,169         5.7        68.9%        1.51x
70.0% - 74.9%                             25        160,825,379        19.2        73.2%        1.40x
75.0% - 80.0%                             46        366,828,087        43.7        78.5%        1.43x
------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  111       $839,010,606       100.0%       68.6%        1.79X
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     LTV RATIOS AS OF THE MATURITY DATE(3)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                  NUMBER OF           PRINCIPAL                              WA UW
MATURITY LTV                          LOANS             BALANCE     % OF IPB      WA LTV         DSCR
------------------------------------------------------------------------------------------------------
6.8% - 29.9%                              2         $13,491,651         1.7%       20.5%       12.45x
30.0% - 49.9%                            13         156,951,505        19.8        51.0%        2.29x
50.0% - 59.9%                            31         159,275,178        20.1        70.6%        1.45x
60.0% - 64.9%                            24         186,566,386        23.6        74.2%        1.44x
65.0% - 69.9%                            29         226,654,533        28.7        78.7%        1.43x
70.0% - 73.8%                             6          47,861,413         6.1        78.9%        1.49x
------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 105        $790,800,667       100.0%       69.5%        1.80X
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                  NUMBER OF           PRINCIPAL                                 WA UW
       AMORTIZED TYPES                LOANS             BALANCE     % OF IPB      WA LTV         DSCR
------------------------------------------------------------------------------------------------------
BALLOON LOANS(2)                         96        $683,957,655        81.5%       72.0%        1.51x
INTEREST ONLY-BALLOON                     2          63,250,000         7.5        44.7%        3.01x
FULLY AMORTIZING                          6          48,209,939         5.7        53.4%        1.62x
INTEREST ONLY-ARD                         1          20,000,000         2.4        80.0%        1.36x
ARD LOANS                                 5          17,093,012         2.0        76.1%        1.39x
INTEREST ONLY                             1           6,500,000         0.8         6.8%       22.55x
------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 111        $839,010,606       100.0%       68.6%        1.79X
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              YEAR BUILT/RENOVATED
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                   NUMBER OF          PRINCIPAL                              WA UW
   YEAR BUILT/RENOVATED           PROPERTIES            BALANCE     % OF IPB      WA LTV         DSCR
------------------------------------------------------------------------------------------------------
1919 - 1959                                1         $9,931,143        1.2%        52.3%        1.44x
1960 - 1969                                4         24,898,323        3.0         78.3%        1.47x
1970 - 1979                               13         51,514,882        6.1         66.8%        1.60x
1980 - 1989                               13        148,412,910       17.7         59.0%        2.15x
1990 - 1999                               30        192,868,298       23.0         67.6%        1.57x
2000 - 2003                               52        411,385,051       49.0         72.6%        1.81x
------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  113       $839,010,606      100.0%        68.6%        1.79X
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           CURRENT OCCUPANCY RATES(4)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                   NUMBER OF          PRINCIPAL                               WA UW
CURRENT OCCUPANCY RATES           PROPERTIES            BALANCE     % OF IPB       WA LTV        DSCR
------------------------------------------------------------------------------------------------------
68.6 - 85.0                                7        $24,113,076        3.0%         72.4%       1.41x
85.1 - 90.0.9                              9        106,032,417       13.3          75.9%       1.41x
90.1 - 95.0                               21        233,149,930       29.3          68.2%       1.87x
95.1 - 100.0                              74        432,365,184       54.3          68.0%       1.84x
------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  111       $795,660,606      100.0%         69.2%       1.78X
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PREPAYMENT PROTECTION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                   NUMBER OF          PRINCIPAL                               WA UW
PREPAYMENT PROTECTION                  LOANS            BALANCE     % OF IPB       WA LTV        DSCR
------------------------------------------------------------------------------------------------------
LO-DEFEASANCE                            105       $770,404,021       91.8%         69.8%       1.63x
LO-YIELD MAINTENANCE                       5         44,175,088        5.3          60.0%       4.73x
YIELD MAINTENANCE                          1         24,431,497        2.9          45.7%       1.51x
------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  111       $839,010,606      100.0%         68.6%       1.79x
------------------------------------------------------------------------------------------------------

(1) Excludes loans that are interest only for the entire term.
(2) Excludes the mortgage loans which pay interest only for a portion of their term.
(3) Excludes the fully amortizing mortgage loans.
(4) Excludes the hotel and parking garage properties.



                                     9 of 59

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DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                   NUMBER OF        PRINCIPAL                                   WA UW
RANGE OF PRINCIPAL BALANCES            LOANS          BALANCE      % OF IPB      WA LTV          DSCR
------------------------------------------------------------------------------------------------------
$923,360 - $1,999,999                     18      $28,308,351         7.7%        64.5%         1.75x
$2,000,000 - $2,999,999                   14       35,402,207         9.7         74.4%         1.50x
$3,000,000 - $3,999,999                   10       36,233,393         9.9         70.3%         1.56x
$4,000,000 - $4,999,999                    3       13,145,727         3.6         77.5%         1.38x
$5,000,000 - $6,999,999                   18      106,004,665        29.0         74.0%         1.57x
$7,000,000 - $9,999,999                    6       50,067,909        13.7         74.2%         1.52x
$10,000,000 - $14,999,999                  4       46,097,127        12.6         79.1%         1.46x
$15,000,000 - $33,952,685                  2       50,517,339        13.8         79.2%         1.30x
-------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   75     $365,776,719       100.0%        74.4%         1.51x
-------------------------------------------------------------------------------------------------------
AVERAGE PER LOAN:                                  $4,877,023
-------------------------------------------------------------------------------------------------------
AVERAGE PER PROPERTY:                               4,253,218
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                          NUMBER OF PRINCIPAL
STATE                           PROPERTIES         BALANCE       % OF IPB      WA LTV     WA UW DSCR
-------------------------------------------------------------------------------------------------------
MARYLAND                                   2      $39,381,768        10.8%        79.2%         1.26x
FLORIDA                                    6       35,297,134         9.6         78.2%         1.50x
ILLINOIS                                  11       29,519,786         8.1         57.3%         2.15x
TEXAS                                      9       29,077,002         7.9         72.1%         1.49x
ARIZONA                                    7       27,195,324         7.4         75.7%         1.33x
NORTH CAROLINA                             7       23,734,254         6.5         77.1%         1.45x
ALABAMA                                    2       23,267,764         6.4         79.9%         1.41x
OTHER                                     42      158,303,687        43.3         74.6%         1.51x
-------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                    86     $365,776,719       100.0%       74.4%          1.51X
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST         NUMBER OF        PRINCIPAL                                   WA UW
RATES                                  LOANS          BALANCE      % OF IPB      WA LTV          DSCR
-------------------------------------------------------------------------------------------------------
4.2000% - 4.9999%                         16      $71,855,132        19.6%        67.3%         1.85x
5.0000% - 5.4999%                         25      148,383,756        40.6         77.0%         1.46x
5.5000% - 5.9999%                         22      108,731,143        29.7         76.8%         1.38x
6.0000% - 6.2700%                         12       36,806,688        10.1         71.0%         1.43x
-------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   75     $365,776,719       100.0%        74.4%         1.51X
-------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE MORTGAGE
RATE:                                5.3269%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                    NUMBER OF        PRINCIPAL                               WA UW
 UW DSCR                                LOANS          BALANCE      % OF IPB      WA LTV       DSCR
-----------------------------------------------------------------------------------------------------
 1.20X - 1.29X                              4      $42,720,240        11.7%        78.5%      1.24x
 1.30X - 1.34X                              4       12,482,614         3.4         77.2%      1.31x
 1.35X - 1.39X                             13       62,590,045        17.1         77.3%      1.37x
 1.40X - 1.44X                             12       64,475,125        17.6         75.6%      1.42x
 1.45X - 1.49X                             10       50,575,478        13.8         77.9%      1.47x
 1.50X - 1.69X                             19       97,411,635        26.6         74.2%      1.56x
 1.70X - 1.99X                              4       10,669,416         2.9         67.5%      1.85x
 2.00X - 3.13X                              9       24,852,168         6.8         52.6%      2.39x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                   75     $365,776,719       100.0%        74.4%      1.51X
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      ORIGINAL TERM TO MATURITY IN MONTHS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                          NUMBER OF PRINCIPAL
ORIGINAL TERM TO MATURITY              LOANS          BALANCE      % OF IPB      WA LTV     WA UW DSCR
-------------------------------------------------------------------------------------------------------
60 - 84                                   11      $35,760,946         9.8%        60.6%          2.19x
85 - 120                                  64      330,015,773        90.2         75.9%          1.44x
TOTAL/WEIGHTED AVERAGE:                   75     $365,776,719       100.0%        74.4%          1.51X
-------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL
TERM TO MATURITY:                        115
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
RANGE OF REMAINING TERMS TO        NUMBER OF        PRINCIPAL
MATURITY                               LOANS          BALANCE      % OF IPB      WA LTV     WA UW DSCR
-------------------------------------------------------------------------------------------------------
58 - 84                                   11      $35,760,946         9.8%       60.6%          2.19x
85 - 120                                  64      330,015,773        90.2        75.9%          1.44x
TOTAL/WEIGHTED AVERAGE:                   75     $365,776,719       100.0%       74.4%          1.51X
-------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL
TERM TO MATURITY:                        113
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                              SUB PROPERTY         NUMBER OF       PRINCIPAL                        WA UW
PROPERTY TYPE                 TYPE                PROPERTIES         BALANCE     % OF IPB   WA LTV    DSCR
-----------------------------------------------------------------------------------------------------------
MULTIFAMILY                   GARDEN                      69    $277,244,420        75.8%    74.8%   1.53x
                              MID/HIGH RISE                3      45,721,030        12.5     73.5%   1.42x
                              SUBTOTAL                    72    $322,965,450        88.3%    74.6%   1.51x
-----------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING          MANUFACTURED                14     $42,811,269        11.7%    72.9%   1.48x
                              HOUSING
-----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                    86    $365,776,719       100.0%    74.4%   1.51X
-----------------------------------------------------------------------------------------------------------


                                    10 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 ORIGINAL AMORTIZATION           NUMBER OF        PRINCIPAL     % OF                 WA UW
TERM                                 LOANS          BALANCE       IPB     WA LTV        DSCR
---------------------------------------------------------------------------------------------
120 - 180                                1       $3,920,668     1.1%       43.6%       1.52x
181 - 240                                2        3,587,554     1.0        68.0%       1.34x
241 - 300                               13       63,856,090    18.4        76.1%       1.31x
331 - 360                               51      275,702,407    79.4        76.4%       1.49x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 67     $347,066,719   100.0%       75.9%       1.46X
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE
ORIGINAL AMORTIZATION
TERM:                                  345
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     REMAINING AMORTIZATION TERM IN MONTHS(1)

---------------------------------------------------------------------------------------------
REMAINING AMORTIZATION           NUMBER OF        PRINCIPAL                          WA UW
TERM                                 LOANS          BALANCE  % OF IPB     WA LTV        DSCR
---------------------------------------------------------------------------------------------
117 - 180                                1       $3,920,668     1.1%       43.6%       1.52x
181 - 240                                2        3,587,554     1.0        68.0%       1.34x
241 - 300                               13       63,856,090    18.4        76.1%       1.31x
301 - 360                               51      275,702,407    79.4        76.4%       1.49x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 67     $347,066,719   100.0%       75.9%       1.46X
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE
REMAINING AMORTIZATION
TERM:                                  343
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                 NUMBER OF        PRINCIPAL     % OF                 WA UW
CUT-OFF LTV                          LOANS          BALANCE       IPB     WA LTV        DSCR
---------------------------------------------------------------------------------------------
38.4% - 49.9%                            5      $13,983,668     3.8%       43.0%       2.29x
50.0% - 59.9%                            6       15,371,199     4.2        56.3%       2.12x
60.0% - 64.9%                            2        6,225,000     1.7        64.7%       1.50x
65.0% - 69.9%                            8       27,515,364     7.5        66.9%       1.59x
70.0% - 74.9%                           11       45,346,436    12.4        72.8%       1.48x
75.0% - 80.0%                           43      257,335,052    70.4        78.6%       1.43x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 75     $365,776,719   100.0%       74.4%       1.51X
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      LTV RATIOS AS OF THE MATURITY DATE(3)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                 NUMBER OF        PRINCIPAL     % OF                 WA UW
MATURITY LTV                         LOANS          BALANCE       IPB     WA LTV        DSCR
---------------------------------------------------------------------------------------------
38.4% - 49.9%                            7       15,374,753     4.2%       50.6%       2.18x
50.0% - 59.9%                           24       78,932,843    21.8        67.4%       1.62x
60.0% - 64.9%                           17      118,933,280    32.9        77.1%       1.41x
65.0% - 69.9%                           25      139,536,715    38.6        79.4%       1.44x
70.0% - 72.8%                            1        9,078,460     2.5        79.3%       1.67x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 74      361,856,051   100.0%       74.8%       1.51X
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                 NUMBER OF        PRINCIPAL     % OF                 WA UW
      AMORTIZED TYPES                LOANS          BALANCE       IPB     WA LTV        DSCR
---------------------------------------------------------------------------------------------
BALLOON LOANS(2)                        63     $327,436,154    89.5%       76.1%       1.46x
INTEREST ONLY                            8       18,710,000     5.1        47.9%       2.49x
ARD LOANS                                2       11,629,897     3.2        79.6%       1.38x
INTEREST ONLY-BALLON                     1        4,080,000     1.1        80.0%       1.20x
FULLY AMORTIZING                         1        3,920,668     1.1        43.6%       1.52x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 75     $365,776,719   100.0%       74.4%       1.51x
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              YEAR BUILT/RENOVATED
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                 NUMBER OF       PRINCIPAL      % OF                 WA UW
   YEAR BUILT/RENOVATED         PROPERTIES         BALANCE        IPB     WA LTV        DSCR
---------------------------------------------------------------------------------------------
1961 - 1969                              9       29,381,517     8.0%       76.1%       1.47x
1970 - 1979                             11       43,502,342    11.9        74.8%       1.48x
1980 - 1989                             21       97,456,704    26.6        77.1%       1.36x
1990 - 1999                             13       60,427,444    16.5        76.4%       1.50x
2000 - 2003                             32      135,008,713    36.9        71.2%       1.65x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 86     $365,776,719   100.0%       74.4%       1.51X
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            CURRENT OCCUPANCY RATES(4)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              NUMBER OF           PRINCIPAL     % OF                 WA UW
CURRENT OCCUPANCY RATES       PROPERTIES            BALANCE       IPB     WA LTV         DSCR
---------------------------------------------------------------------------------------------
76.1 - 85.0                              5      $25,926,803     7.1%       73.1%        1.46x
85.1 - 90.0                              7       34,272,272     9.4        74.4%        1.49x
90.1 - 95.0                             18       77,243,225    21.1        74.0%        1.47x
95.1 - 100.0                            56      228,334,419    62.4        74.8%        1.53x
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 86     $365,776,719   100.0%       74.4%        1.51X
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PREPAYMENT PROTECTION
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                 NUMBER OF        PRINCIPAL     % OF                 WA UW
PREPAYMENT PROTECTION                LOANS          BALANCE       IPB     WA LTV        DSCR
---------------------------------------------------------------------------------------------
LO-DEFEASANCE                           73      351,701,089      96.2       74.6         1.5
LO-YIELD MAINTENANCE                     2       14,075,630       3.8       69.8        1.69
---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 75      365,776,719     100.0       74.4        1.51
---------------------------------------------------------------------------------------------

(1) Excludes loans that are interest only for the entire term.
(2) Excludes the mortgage loans which pay interest only for a portion of their term.
(3) Excludes the fully amortizing mortgage loans.
(4) Excludes the hotel and parking garage properties.



                                    11 of 59

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DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                              TOP 10 MORTGAGE LOANS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
LOAN          LOAN NAME                                LOAN    CUT-OFF DATE   % OF     SQUARE FEET(2)/
SELLER(1)     (LOCATION)                              GROUP      BALANCE       IPB        UNIT
-------------------------------------------------------------------------------------------------------
 JPMCB       One Post Office Square(3)                  1     $60,000,000     5.0%     766,462 SF
             (Boston, MA)
 ABN         IAC - Boston (International Cargo Port)    1      50,871,090     4.2%     376,267 SF
             (Boston, MA)
 JPMCB       Sheraton Inner Harbor Hotel                1      36,000,000     3.0%      337 Rooms
             (Baltimore, MD)
 JPMCB       Tindeco Wharf                              2      33,952,685     2.8%      240 Units
             (Baltimore, MD)
 JPMCB       Chasewood Office Portfolio                 1      26,000,000     2.2%     250,778 SF
             (Houston, TX)
 NCCI        Tower Place 200                            1      24,431,497     2.0%     259,096 SF
             (Atlanta, GA)
 JPMCB       Lillian Vernon Corporation                 1      24,000,000     2.0%     827,000 SF
             (Virginia Beach, VA)
 NCCI        Metro Four Office Building                 1      23,000,000     1.9%     144,997 SF
             (Springfield, VA)
 ABN         The Prado at Spring Creek                  1      21,000,000     1.7%     152,072 SF
             (Bonita Springs, FL)
 JPMCB       Piilani Shopping Center                    1      20,000,000     1.7%      65,702 SF
             (Kihei, HI)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
             TOTAL/WEIGHTED AVERAGE:                         $319,255,272    26.5%
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      CUT-OFF
  LOAN PER     UW     LTV         PROPERTY
  SF/UNIT     DSCR    RATIO         TYPE
--------------------------------------------------------------------------------
    $157      3.10x   42.9%       Office

    $135      1.36x   74.3%       Industrial/Office

$106,825      1.84x   63.2%       Full Service Hotel

$141,470      1.24x   79.1%       Multifamily

    $104      1.60x   80.0%       Office

     $94      1.51x   45.7%       Office

     $29      1.51x   64.2%       Industrial

    $159      1.35x   76.4%       Office

    $138      1.44x   78.4%       Retail

    $304      1.36x   80.0%       Retail

------------------------------------------------------

------------------------------------------------------
              1.77X   65.9%
------------------------------------------------------

(1)  "JPMCB" = JPMORGAN CHASE BANK; "ABN" = ABN AMRO BANK N.V.; "NCCI" = NOMURA;
(2)  APPROXIMATE.
(3)  SEE FOOTNOTES TO THE ONE POST OFFICE SQUARE LOAN DESCRIPTION


                                    12 of 59

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1























                      [THIS PAGE INTENTIONALLY LEFT BLANK]























                                    13 of 59

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                             ONE POST OFFICE SQUARE
--------------------------------------------------------------------------------







                    [PHOTO OF ONE POST OFFICE SQUARE OMITTED]






--------------------------------------------------------------------------------

                                    14 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                             ONE POST OFFICE SQUARE
--------------------------------------------------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                        LOAN INFORMATION                                                    PROPERTY INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
   ORIGINAL PRINCIPAL                                                 SINGLE
   BALANCE:                  $60,000,000 (Pari Passu)(1)              ASSET/PORTFOLIO:        SINGLE ASSET
   CUT-OFF PRINCIPAL BALANCE:$60,000,000 (Pari Passu)(1)              TITLE:                  Fee
   % OF POOL BY IPB:         5.0%                                     PROPERTY TYPE:          Office
   LOAN SELLER:              JPMorgan Chase Bank                      SQUARE FOOTAGE:         766,462
   BORROWER:                 One Post Office Square, L.L.C.           LOCATION:               Boston, MA
   SPONSOR:                  Equity Office Properties Trust and the   YEAR BUILT/RENOVATED:   1981
                             Prime Property Fund
   ORIGINATION DATE:         9/12/2003                                OCCUPANCY:              90.9%
   INTEREST RATE:            5.3676%                                  OCCUPANCY DATE:         8/7/2003
   INTEREST ONLY PERIOD:     24 Months                                NUMBER OF TENANTS:      23
   MATURITY DATE:            10/1/2013                                HISTORICAL NOI:
   AMORTIZATION TYPE:        Interest Only - Balloon                                   2001:  $20,340,518
   ORIGINAL AMORTIZATION:    360                                                       2002:  $22,825,836
   REMAINING AMORTIZATION:   360                                                       2003:  $20,138,744  (TTM as of 7/31/2003)
   CALL PROTECTION:          L(24),Def(91),O(5)                       UW NOI:                 $21,122,367
   CROSS-COLLATERALIZATION:  NAP                                      UW NET CASH FLOW:       $19,705,493
   LOCK BOX:                 Cash Management Agreement                APPRAISED VALUE:        $280,000,000
   ADDITIONAL DEBT:             Yes                                   APPRAISAL DATE:         8/20/2003
   ADDITIONAL DEBT TYPE:        Pari Passu and B-Note
   LOAN PURPOSE:                Refinance
---------------------------- -------------------------------------    ----------------------- --------------------------------------
(1) Represents the A1 component note in a 3 component note whole loan structure in the aggregate amount of $175,000,000. The A1 component note is a Pari Passu with a $60,000,000 A2 component note (not included in the trust). The $55,000,000 B-Note is subordinate to the A1 component note and the A2 component note.

------------------------------------------------------------------    --------------------------------------------------------------
                            RESERVES                                                        FINANCIAL INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
The One Post Square borrower is obligated to make deposits into certain reserve accounts upon the net operating income for One Post Office Square falling below $17,000,000. Additionally, the One Post Office Square borrower may provide a guaranty from EOP Operating Limited Partnership and the Equitable Life Assurance Society of the United States, on behalf of its
Separate Account No. 8, also known as the Prime Property Fund, so long as such                                          Whole Loan
entities have a long term debt rating of at least BBB- by                                         Pari Passu           (Include the
Standard and Poor's and Baa3 by Moody's.                                                            Notes(2)             B-Note)(3)
                                                                                              -------------------- -----------------
                                                                      CUT-OFF DATE
                                                                      LOAN/SF:                      $157                   $228
                                                                      CUT-OFF DATE LTV:             42.9%                  62.5%
                                                                      MATURITY DATE LTV:            37.4%                  55.1%
                                                                      UW DSCR:                      3.10x                  1.62x
------------------------------------------------------------------    ----------------------- -------------------- -----------------
(2) Calculated using a loan amount equal to $120,000,000 (the aggregate Pari
Passu Notes balance).
(3) Calculated using a loan amount equal to $175,000,000 (the aggregate whole loan balance).

------------------------------------------------------------------------------------------------------------------------------------
                                                          SIGNIFICANT TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             LEASE
                                                                   MOODY'S/    SQUARE                                     EXPIRATION
        TENANT NAME                    PARENT COMPANY                S&P(4)      FEET       % OF GLA     BASE RENT PSF       YEAR
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM INVESTMENTS           Putnam Investments                     NR/NR       298,589       39.0%         $42.94           2009
PRICEWATERHOUSECOOPERS       PricewaterhouseCoopers LLP             NR/NR       179,105       23.4%         $23.01           2005
SULLIVAN & WORCESTER         Sullivan & Worcester                   NR/NR       105,840       13.8%         $52.25           2011
------------------------------------------------------------------------------------------------------------------------------------

(4) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    15 of 59

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                             ONE POST OFFICE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------

     The property is owned by a joint venture controlled by the Prime Property Fund and Equity Office Properties Trust. The Prime Property Fund, an open-end commingled insurance company separate account of the Equitable Life Assurance Society, is a subsidiary of AXA Financial Group. Founded in 1973, the fund was created as a vehicle for pension funds to invest in real estate. The fund is managed by Lend Lease Real Estate Investments. Equity Office Properties Trust (NYSE: EOP) is the largest REIT and publicly held owner of office properties in the nation, with a total capitalization of approximately $25 billion. Equity Office owns and manages approximately 124 million square feet of primarily Class A office space in 721 buildings in 30 major metropolitan areas across the country.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------

     One Post Office Square is a 42-story class A office property consisting of approximately 766,462 square feet and an attached 385-car parking garage. The property is located in the center of Boston's financial district at the corner of Milk and Pearl Streets. The building was originally constructed in 1981 and offers its tenants modern amenities including a three-story lobby finished in patterned marble walls and columns, 24-hour manned security desk, a restaurant, an attached 330-room hotel (not part of the collateral), and a loading dock.

     The property is approximately 90.9% leased to over twenty tenants including Putnam Investments (approximately 298,589 square feet), Pricewaterhouse Coopers (approximately 179,105 square feet), and Sullivan & Worcester (approximately 105,840 square feet). The building has a view of Post Office Square Park, an urban park located directly across the street. The Property shares its location with the upscale Le Meridien Hotel giving its tenants additional amenities. The property has highway access and is situated four blocks from South Station, which houses the Red MBTA subway line, Amtrak trains, and commuter trains and buses. Express buses from the Western suburbs also stop directly in front of One Post Office Square.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     MARKET(1)
--------------------------------------------------------------------------------

     The total Boston inventory of office buildings is 66,465,579 square feet. Approximately 34.6 million, or 52% of this inventory, is located in the Central Business District. Approximately 14.0 million or 21% is located in the Back Bay section of Boston. The subject property is situated within the Central Business District in downtown Boston, located in the approximate middle of this district within what is known as Post Office Square. This area is improved primarily with high-rise commercial office buildings but having some class B/C buildings as well as hotels. The CBD is supported by major residential development within the Back Bay to the west, the North End to the north and the South End to the south. In the downtown Boston market, new construction to be delivered between 2001and 2004, is expected to total 4,274,000 square feet. Of these buildings, only two would be directly competitive to One Post Office Square, containing 603,000 square feet (0% committed) and 1,022,000 square feet (100% committed).

     In second quarter 2003, the overall Boston office market reflects a vacancy rate of 13.1 percent and an "available" rate of 17.1%. The difference between the two rates is that vacancy is defined as space, which is immediately available for occupancy, while available is all currently marketed space. The Class A market within the CBD reported an availability of 19.7% and an actual vacancy of 12.2%.

     The appraiser's survey of competitive office properties in the subject's area indicated typical rental rates ranged from $38.00 to $60.00 per rentable square foot per year, gross. A substantial amount of sublease space has entered the market, totaling 2,132,878 square feet in downtown Boston. The amount of new sublease space has slowed significantly over the past several quarters. Further support is borne out by the fact that sublease space has shown a steady decline from its peak of over 3.0 million in the first quarter of 2001.
--------------------------------------------------------------------------------

(1)    Certain information from the CB Richard Ellis appraisal dated
August 20, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

------------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                NUMBER OF    SQUARE                             % OF BASE    CUMULATIVE     CUMULATIVE    CUMULATIVE    CUMULATIVE %
                  LEASES      FEET     % OF GLA     BASE RENT      RENT      SQUARE FEET     % OF GLA      BASE RENT    OF BASE RENT
     YEAR       EXPIRING(2) EXPIRING   EXPIRING     EXPIRING     EXPIRING     EXPIRING       EXPIRING      EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT              NAP        69,703     9.1%             NAP      NAP         69,703          9.1%             NAP           NAP
2003 & MTM            4        17,927     2.3         $439,416      1.6%        87,630         11.4%        $439,416          1.6%
2004                  5        11,990     1.6          669,492      2.5         99,620         13.0%      $1,108,908          4.1%
2005                  9       184,975    24.1        4,413,036     16.4        284,595         37.1%      $5,521,944         20.6%
2006                  1         3,313     0.4          175,584      0.7        287,908         37.6%      $5,697,528         21.2%
2007                  6        14,512     1.9          664,596      2.5        302,420         39.5%      $6,362,124         23.7%
2008                  2         6,180     0.8          292,284      1.1        308,600         40.3%      $6,654,408         24.8%
2009                 21       311,466    40.6       13,542,960     50.4        620,066         80.9%     $20,197,368         75.2%
2010                  0             0     0.0                0      0.0        620,066         80.9%     $20,197,368         75.2%
2011                  5       105,840    13.8        5,530,140     20.6        725,906         94.7%     $25,727,508         95.8%
2012                  0             0     0.0                0      0.0        725,906         94.7%     $25,727,508         95.8%
AFTER                10        40,556     5.3        1,140,708      4.2        766,462        100.0%     $26,868,216        100.0%
--------------- ----------- ---------- ---------- -------------- ---------- -------------- ------------- ------------- -------------
TOTAL                63       766,462    100.0%    $26,868,216     100.0%
--------------- ----------- ---------- ---------- -------------- ---------- -------------- ------------- ------------- -------------


                                    16 of 59

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                             ONE POST OFFICE SQUARE
--------------------------------------------------------------------------------


                                 STACKING PLAN


------------------------------------------------------------------------------------------------------------------------------------
FLOOR                              TENANT                              TYPE                   SQ FT             EXPIRATION DATE
------------------------------------------------------------------------------------------------------------------------------------
42,41       Vacant                                                Not Applicable               8,025             Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
  40        Jefferies Group, Inc.                                 Financial                    9,023                  2003
------------------------------------------------------------------------------------------------------------------------------------
  39        ABN Amro Bank, NV                                     Financial                    5,870                  2005
------------------------------------------------------------------------------------------------------------------------------------
  39        Vacant                                                Not Applicable               5,312             Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
  38        Anchor Capital Advisors, Inc.                         Financial                   11,909                  2013
------------------------------------------------------------------------------------------------------------------------------------
  38        Vacant                                                Not Applicable               5,592             Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
  38        Loch Capital Management                               Financial                    3,313                  2006
------------------------------------------------------------------------------------------------------------------------------------
  37        Needham & Company, Inc.                               Financial                    6,289                  2004
------------------------------------------------------------------------------------------------------------------------------------
  37        McCall & Almy Inc.                                    Real Estate                  5,727                  2007
------------------------------------------------------------------------------------------------------------------------------------
  37        Bulkley, Richardson and Gelinas, LLP                  Law                          3,199                  2008
------------------------------------------------------------------------------------------------------------------------------------
  37        Bank of Scotland, Inc. (BoS)                          Financial                    2,981                  2008
------------------------------------------------------------------------------------------------------------------------------------
  37        Griffith Properties                                   Real Estate                    930                  2004
------------------------------------------------------------------------------------------------------------------------------------
  36        Schroder & Co.                                        Financial                    8,289                  2003
------------------------------------------------------------------------------------------------------------------------------------
  36        Congress Financial Corporation                        Financial                    7,272                  2007
------------------------------------------------------------------------------------------------------------------------------------
  36        Charles Schwab & Company                              Financial                    4,771                  2003
------------------------------------------------------------------------------------------------------------------------------------
  35        Holiday Fenoglio Fowler                               Financial                    9,980                  2009
------------------------------------------------------------------------------------------------------------------------------------
  35        Vacant                                                Not Applicable               9,438             Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
  34        Jefferies Group, Inc.                                 Financial                   19,618                  2013
------------------------------------------------------------------------------------------------------------------------------------
  33        PricewaterhouseCoopers                                Consulting                  23,927                  2005
------------------------------------------------------------------------------------------------------------------------------------
  32        PricewaterhouseCoopers                                Consulting                  22,793                  2005
------------------------------------------------------------------------------------------------------------------------------------
  31        PricewaterhouseCoopers                                Consulting                  22,793                  2005
------------------------------------------------------------------------------------------------------------------------------------
  30        PricewaterhouseCcoopers                               Consulting                  22,764                  2005
------------------------------------------------------------------------------------------------------------------------------------
  29        PricewaterhouseCoopers                                Consulting                  22,017                  2005
------------------------------------------------------------------------------------------------------------------------------------
  28        PricewaterhouseCoopers                                Consulting                  21,872                  2005
------------------------------------------------------------------------------------------------------------------------------------
  27        PricewaterhouseCoopers                                Consulting                  21,877                  2005
------------------------------------------------------------------------------------------------------------------------------------
  26        PricewaterhouseCoopers                                Consulting                  21,062                  2005
------------------------------------------------------------------------------------------------------------------------------------
  25        Sullivan & Worcester                                  Law                         21,168                  2011
------------------------------------------------------------------------------------------------------------------------------------
  24        Sullivan & Worcester                                  Law                         21,168                  2011
------------------------------------------------------------------------------------------------------------------------------------
  23        Sullivan & Worcester                                  Law                         21,168                  2011
------------------------------------------------------------------------------------------------------------------------------------
  22        Sullivan & Worcester                                  Law                         21,168                  2011
------------------------------------------------------------------------------------------------------------------------------------
  21        Sullivan & Worcester                                  Law                         21,168                  2011
------------------------------------------------------------------------------------------------------------------------------------
  20        Vacant                                                Not Applicable              21,168             Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
  19        Vacant                                                Not Applicable              21,168             Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
  18        Putnam Investments                                    Financial                   21,730                  2009
------------------------------------------------------------------------------------------------------------------------------------
  17        Putnam Investments                                    Financial                   21,168                  2009
------------------------------------------------------------------------------------------------------------------------------------
  16        Putnam Investments                                    Financial                   21,168                  2009
------------------------------------------------------------------------------------------------------------------------------------
  15        Putnam Investments                                    Financial                   22,024                  2009
------------------------------------------------------------------------------------------------------------------------------------
  14        Putnam Investments                                    Financial                   20,427                  2009
------------------------------------------------------------------------------------------------------------------------------------
  13        Putnam Investments                                    Financial                   20,464                  2009
------------------------------------------------------------------------------------------------------------------------------------
  12        Putnam Investments                                    Financial                   20,969                  2009
------------------------------------------------------------------------------------------------------------------------------------
  11        Putnam Investments                                    Financial                   20,442                  2009
------------------------------------------------------------------------------------------------------------------------------------
  10        Putnam Investments                                    Financial                   20,442                  2009
------------------------------------------------------------------------------------------------------------------------------------
   9        Putnam Investments                                    Financial                   20,844                  2009
------------------------------------------------------------------------------------------------------------------------------------
   8        Putnam Investments                                    Financial                   20,317                  2009
------------------------------------------------------------------------------------------------------------------------------------
   7        Putnam Investments                                    Financial                   20,065                  2009
------------------------------------------------------------------------------------------------------------------------------------
   6        Putnam Investments                                    Financial                   13,537                  2009
------------------------------------------------------------------------------------------------------------------------------------
   5        Putnam Investments                                    Financial                   13,988                  2009
------------------------------------------------------------------------------------------------------------------------------------
   4        Putnam Investments                                    Financial                   11,809                  2009
------------------------------------------------------------------------------------------------------------------------------------
   3        Putnam Investments                                    Financial                    7,795                  2009
------------------------------------------------------------------------------------------------------------------------------------
   2        Putnam Investments                                    Financial                    1,400                  2009
------------------------------------------------------------------------------------------------------------------------------------
   2        Oliver Street Associates (Le Meridien Hotel)          Hotel                        5,400                  2046
------------------------------------------------------------------------------------------------------------------------------------
   2        Oliver Street Associates (Le Meridien Hotel)          Hotel                        3,629                  2046
------------------------------------------------------------------------------------------------------------------------------------
   1        Adecco North America                                  Recruiters                   2,737                  2009
------------------------------------------------------------------------------------------------------------------------------------
   1        Fleet Bank (Automatic Teller Machine)                 Retail                       1,211                  2007
------------------------------------------------------------------------------------------------------------------------------------
   1        Hunter-Southworth, Inc. (the Lobby Shoppe)            Retail                         313                  2003
------------------------------------------------------------------------------------------------------------------------------------
   1        Sevag Tavitian (Chantal Jewelers)                     Retail                         302                  2003
------------------------------------------------------------------------------------------------------------------------------------
   1        Sarni Cleaners of Greats                              Retail                         302                  2007
------------------------------------------------------------------------------------------------------------------------------------
   1        Rebecca's Cafe (Bewley's)                             Retail                         160                  2009
------------------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL SQUARE FEET =    766,462




                                    17 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                             ONE POST OFFICE SQUARE
--------------------------------------------------------------------------------











            [MAP OF AREA SURROUNDING ONE POST OFFICE SQUARE OMITTED]







                                    18 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1





















                      [THIS PAGE INTENTIONALLY LEFT BLANK]









                                    19 of 59

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                     IAC - BOSTON (INTERNATIONAL CARGO PORT)
--------------------------------------------------------------------------------










          [THREE PHOTOS OF IAC INTERNATIONAL CARGO PORT - BOSTON OMITTED]




                                    20 of 59

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                     IAC - BOSTON (INTERNATIONAL CARGO PORT)
--------------------------------------------------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                        LOAN INFORMATION                                                    PROPERTY INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ORIGINAL PRINCIPAL                                                    SINGLE
BALANCE:                     $51,000,000                              ASSET/PORTFOLIO:        Single Asset
CUT-OFF PRINCIPAL BALANCE:   $50,871,090                              TITLE:                  Leasehold
% OF POOL BY IPB:            4.2%                                     PROPERTY TYPE:          Office (49.2%)/Industrial (50.8%)
LOAN SELLER:                 LaSalle Bank National Association        SQUARE FOOTAGE:         376,267
BORROWER:                    International Cargo Port - Boston L.L.C. LOCATION:               Boston, MA
SPONSOR:                     International Airport Centers L.L.C.     YEAR BUILT/RENOVATED:   2000
ORIGINATION DATE:            5/20/2003                                OCCUPANCY:              88.9%
INTEREST RATE:               6.2270%                                  OCCUPANCY DATE:         7/31/2003
INTEREST ONLY PERIOD:        NAP                                      NUMBER OF TENANTS:      28
MATURITY DATE:               6/1/2013                                 HISTORICAL NOI:
AMORTIZATION TYPE:           Balloon                                                   2001:  $3,770,195
ORIGINAL AMORTIZATION:       360                                                       2002:  $3,676,982
REMAINING AMORTIZATION:      357                                                       2003:  $3,550,421 (TTM as of  6/30/2003)
CALL PROTECTION:             L(32), Def(82), O(3)                     UW NOI:                 $5,378,114
CROSS-COLLATERALIZATION:     NAP                                      UW NET CASH FLOW:       $5,097,664
LOCK BOX:                    Springing                                APPRAISED VALUE:        $68,500,000
ADDITIONAL DEBT:             Permitted                                APPRAISAL DATE:         3/5/2003
ADDITIONAL DEBT TYPE:        Purchase Money Interest Security
LOAN PURPOSE:                Refinance
---------------------------- -------------------------------------    ----------------------- --------------------------------------


------------------------------------------------------------------    --------------------------------------------------------------
                            RESERVES                                                        FINANCIAL INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY         CUT-OFF DATE LOAN/SF:        $135
                                    -------------- ---------------
                        TI/LC:             $0         $20,378         CUT-OFF DATE LTV:            74.3%
                        CapEx:             $0          $3,136         MATURITY DATE LTV:           63.6%
                        Other:      $5,100,000(1)          $0         UW DSCR:                     1.36x
----------------------------------- -------------- ---------------    ----------------------- -------------------- -----------------
(1)  The IAC - Boston (International Cargo Port) Loan is structured with a
$5,100,000 performance holdback. The borrower has 180 days from closing to lease the IAC Property to a tenant occupancy level of 91.5% or greater and to generate sufficient income to support debt service ratio of 1.30x. If the borrower has not met the 91.5% occupancy requirement after 180 days from closing, the $5,100,000 performance holdback (or any undistributed portion thereof) will be used to pay down the outstanding loan balance, prorated based on the actual income level and occupancy rate at the time of pay down, and the IAC - Boston (International Cargo Port) Loan will be re-amortized.


------------------------------------------------------------------------------------------------------------------------------------
                                                          SIGNIFICANT TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         LEASE
                                                                               MOODY'S/   SQUARE              BASE RENT  EXPIRATION
              TENANT NAME                          PARENT COMPANY                S&P(2)     FEET   % OF GLA      PSF        YEAR
------------------------------------------------------------------------------------------------------------------------------------
EGL EAGLE GLOBAL LOGISTICS, LP           EGL Eagle Global Logistics, LP         NR/NR      60,638   16.1%      $10.75       2013
TIGHE WAREHOUSING & DISTRIBUTION, INC.   Tighe Warehousing & Distribution, Inc. NR/NR      33,711    9.0%      $10.85       2004
WALL USA, INC.                           Wall USA, Inc.                         NR/NR      28,395    7.6%      $14.99       2011
------------------------------------------------------------------------------------------------------------------------------------

(2) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.





                                    21 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                     IAC - BOSTON (INTERNATIONAL CARGO PORT)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The sponsor of the IAC International Cargo Port - Boston Loan is
International Airport Centers L.L.C. ("International"). International is
the manager of International Cargo Port - Boston L.L.C., the borrowing entity, and was formed in 1995 to construct, own and manage a portfolio of transportation related cargo, warehouse distribution and office properties at major airports throughout the country. International currently owns and manages over 4 million square feet of industrial airport centers.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The IAC property consists of an approximately 376,267 square foot facility comprised of approximately 185,224 square feet of office space on two floors, and approximately 191,043 square feet of warehouse space on one level. The warehouse portion of the IAC property is 99.1% leased to eleven
(11) tenants, which occupy space ranging from approximately 1,393 square feet to approximately 60,638 square feet. The office portion is 78.3% leased to twenty-one (21) tenants, which occupy space ranging from approximately 758 square feet to approximately 27,885 square feet. Included in the 11 warehouse tenants and the 21 office tenants are 3 tenants that lease both warehouse and office space. The largest tenants on the IAC
Property are EGL Eagle Global Logistics, LP (approximately 60,638 square feet), Tighe Warehousing and Distribution, Inc. (approximately 33,711 square feet) and Wall USA, Inc. (approximately 28,395 square feet).
Overall, the occupancy rate for the IAC property is approximately 88.9%.

The IAC property is leased from the Massachusetts Port Authority ("MPA") pursuant to a ground lease having a 50-year term, which expires on June 30, 2050. The MPA can terminate the ground lease after 10 years upon giving the borrower 12 months prior notice of such termination. The MPA must also pay the borrower the greater of (i) the fair market value of the IAC property or (ii) the amount of debt then encumbering the IAC property together with any prepayment premium.

The IAC property is managed by International Airport Centers L.L.C.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     MARKET(1)
--------------------------------------------------------------------------------
The Boston, MA metropolitan area has over 146.1 million square feet of office space. The Boston CBD consists of 55.25 million of the total square footage. The subject property is located within the South Boston Waterfront submarket, which is part of the Boston CBD. The Greater Boston office market has seen a significant increase in available space between 2001 and 2002 due to the overall decline in the economy. As of 4th quarter 2002, the South Boston office market reported market vacancy of 12.6% according to Spaulding & Slye's Greater Boston Office Market. Vacancy including sublet space was 17.2%. Fourth quarter 2002 are the most recent reports available
(Reis does not cover the subject area and CB Richard Ellis' most recent report is dated 4th quarter 2002). There are no new projects scheduled for construction, however there are currently five buildings under construction totaling approximately 2.4 million square feet. Approximately 45% of the space under construction has been pre-leased.

The average gross asking rental rate for the Greater Boston office market was $28.75/SF as of 4th quarter 2002, according to Spaulding & Slye. Overall, Boston's CBD represents the highest rental rates of the six submarkets with rental rates ranging from $26.24/SF to $42.20/SF, with an average of $39.72/SF. The appraiser has determined a rental range of $23.00/SF to $26.00/SF for the subject property based on its location and actual leases signed at the subject property.

The Greater Boston industrial market vacancy was 11.8% (16.2% including sublet space) as of 4th quarter 2002 according to Spaulding and Slye's Greater Boston Industrial Market. At year end 2001 the vacancy rate was 9.0% for Greater Boston (15.0% including sublet space). According to Spaulding & Slye, 4th quarter rental rates ranged from approximately $6.50/SF to approximately $14.00/SF net. According to a survey completed by International, within the Logan International Airport industrial market, total off airport industrial space is approximately 3.9 million square feet, with 43% of that space being air cargo space. Total vacancy for the off airport space is 7.1% with all of the vacancy being Class C property.

The rental rates range from $8.00/SF to $16.00/SF for this space.
The on-airport industrial space is 466,934 square feet. There was no available on-airport space at the time of the survey. Rental rates are generally higher for on-airport space as the access to the cargo terminals is more direct. The appraiser concluded that rental rates for air cargo facilities are less susceptible to depreciating rent levels as a result of demand for the space as companies are being forced to meet tighter delivery schedules in a global economy. Due to the quality and location of the subject, the appraiser determined a market range for the subject property of $12.49/SF to $16.35/SF on a net basis.
--------------------------------------------------------------------------------

(1) Certain information from the Real Estate Research Corporation appraisal dated March 5, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                NUMBER OF    SQUARE                              % OF BASE    CUMULATIVE    CUMULATIVE %    CUMULATIVE  CUMULATIVE %
                  LEASES      FEET      % OF GLA    BASE RENT       RENT      SQUARE FEET      OF GLA       BASE RENT   OF BASE RENT
     YEAR        EXPIRING    EXPIRING   EXPIRING     EXPIRING     EXPIRING     EXPIRING       EXPIRING       EXPIRING     EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT              NAP       41,762       11.1%          NAP         NAP        41,762         11.10%            NAP          NAP
2003 & MTM            1        7,497       2.0       $192,744        3.2%        49,259         13.09%       $192,744        3.19%
2004                  4       48,987      13.0        561,276        9.3         98,246         26.11%       $754,020       12.49%
2005                  5       37,420      10.0        944,808       15.7        135,666         36.06%     $1,698,828       28.15%
2006                  3       13,494       3.6        210,528        3.5        149,160         39.64%     $1,909,356       31.64%
2007                  2       15,293       4.1        294,072        4.9        164,453         43.71%     $2,203,428       36.51%
2008                  2       20,621       5.5        251,994        4.9        185,074         49.19%     $2,455,422       40.68%
2009                  2        9,207       2.5        193,968        3.2        194,281         51.63%     $2,649,390       43.90%
2010                  4       60,927      16.2      1,797,906       29.8        255,208         67.83%     $4,447,296       73.68%
2011                  3       33,065       8.8        531,758        8.8        288,273         76.61%     $4,979,054       82.50%
2012                  1        8,102       2.2         50,232        0.8        296,375         78.77%     $5,029,287       83.33%
AFTER                 2       79,892      21.2      1,006,279       16.7        376,267        100.00%     $6,035,566      100.00%
--------------- ----------- ----------- ---------- ------------- ----------- -------------- -------------- ----------- -------------
TOTAL                29      376,267      100.0%   $6,035,566      100.0%
--------------- ----------- ----------- ---------- ------------- ----------- -------------- -------------- ----------- -------------



                                    22 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1




--------------------------------------------------------------------------------
                     IAC - BOSTON (INTERNATIONAL CARGO PORT)
--------------------------------------------------------------------------------









     [MAP OF AREA SURROUNDING IAC INTERNATIONAL CARGO PORT - BOSTON OMITTED]















--------------------------------------------------------------------------------



                                    23 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                           SHERATON INNER HARBOR HOTEL
--------------------------------------------------------------------------------














              [THREE PHOTOS OF SHERATON INNER HARBOR HOTEL OMITTED]




                                    24 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                           SHERATON INNER HARBOR HOTEL
--------------------------------------------------------------------------------


----------------------------------------------------------------------    ----------------------------------------------------------
                          LOAN INFORMATION                                                    PROPERTY INFORMATION
----------------------------------------------------------------------    ----------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $36,000,000                           SINGLE
                                                                          ASSET/PORTFOLIO:        Single Asset
CUT-OFF PRINCIPAL BALANCE:          $36,000,000                           TITLE:                  Fee
% OF POOL BY IPB:                   3.0%                                  PROPERTY TYPE:          Full Service Hotel
LOAN SELLER:                        JPMorgan Chase Bank                   ROOMS:                  337
BORROWER:                           Lot 10A, Inc.                         LOCATION:               Baltimore, MD
SPONSOR:                            Willard B. Hackerman                  YEAR BUILT/RENOVATED:   1985/2001
ORIGINATION DATE:                   9/17/2003                             OCCUPANCY:              71.0%
INTEREST RATE:                      6.1500%                               OCCUPANCY DATE:         7/31/2003
INTEREST ONLY PERIOD:               NAP                                   HISTORICAL NOI:
MATURITY DATE:                      9/1/2013                                               2001:  $7,145,502
AMORTIZATION TYPE:                  Balloon                                                2002:  $5,717,038
ORIGINAL AMORTIZATION:              300                                                    2003:  $5,837,275 (TTM as of 7/31/2003)
REMAINING AMORTIZATION:             300                                   UW NOI:                 $5,997,921
CALL PROTECTION:                    L(24),Def(92),O(4)                    UW NET CASH FLOW:       $5,204,432
CROSS-COLLATERALIZATION:            NAP                                   APPRAISED VALUE:        $57,000,000
LOCK BOX:                           Cash Management Agreement             APPRAISAL DATE:         7/1/2003
ADDITIONAL DEBT:                    NAP
ADDITIONAL DEBT TYPE:               NAP
LOAN PURPOSE:                       Refinance
----------------------------------- ----------------------------------    ----------------------- ----------------------------------

----------------------------------------------------------------------    ----------------------------------------------------------
                              RESERVES                                                        FINANCIAL INFORMATION
----------------------------------------------------------------------    ----------------------------------------------------------
ESCROWS/RESERVES:                       INITIAL          MONTHLY             CUT-OFF DATE LOAN/ROOM:   $106,825
                                    ---------------- -----------------
                   Taxes:                     $0          $84,628            CUT-OFF DATE LTV:         63.2%
                   Insurance:                 $0         $155,000            MATURITY LTV:             49.2%
                   CapEx (FF&E):              $0          $66,124            UW DSCR:                  1.84x
----------------------------------- ---------------- -----------------    ---------------------------- --------------- -------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       HISTORICAL OPERATING DATA
                                    1998           1999           2000           2001          2002      TTM (7/31/03)        UW
------------------------------------------------------------------------------------------------------------------------------------
Average Daily Rate (ADR)....      $136.94        $146.62        $149.15       $149.39       $143.08       $144.92         $146.53
Occupancy %.................         73.2%          75.6%          79.4%         73.4%         73.0%         71.0%           72.0%
RevPar......................       $98.53        $106.32        $118.42       $109.60       $104.48       $102.89         $105.50
------------------------------- -------------- -------------- -------------- ------------- ------------- -------------- ------------






                                    25 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                           SHERATON INNER HARBOR HOTEL
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------

Mr. Willard Hackerman is the President and CEO of Whiting Turner Construction Company. Whiting Turner has completed many notable projects including Raven Stadium in downtown Baltimore. Mr. Hackerman has owned this asset since its construction and has considerable investment in the property.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Opened in 1985, the Sheraton Inner Harbor is located in Baltimore's inner harbor and connected to the Baltimore convention center. The Sheraton Inner Harbor Hotel features first-class amenities and services, and 337 guestrooms that offer views of the city and harbor. The Sheraton is one of eight full service hotels serving the Inner Harbor/CBD market. The hotel serves both businesses and tourists; it is convenient to all the Inner
Harbor attractions including the central business district, the convention center and both professional sports stadiums (Camden Yards and Ravens
Stadium). The hotel features an array of banquet and meeting rooms, a hotel restaurant serving breakfast and lunch, a swimming pool, fitness center, lobby shop, and guest laundry services. The hotel bar is called the Orioles Grill and the Sheraton is the official hotel of the Baltimore Orioles. A major addition to the hotel was the opening of a Morton's Restaurant at the property. The hotel underwent a $3 million room renovation during 2001.

The borrower and the manager of the hotel have been involved in a dispute since 1985 over the amount of incentive fees owed to the manager. The manager claims approximately $3.92 million in incentive fees and seeks to recover additional incentive fees through December 2005, the expiration date of the management agreement. The borrower delivered two letters of credit to the lender in connection with this dispute: the first is in the amount of $5 million and may be drawn on to recover any amounts not paid to the lender by the borrower that result in a monetary event of default under the loan; the second is in the amount of $2.8 million (approximately the annual debt service required under the loan) and may be drawn on if the manager terminates the management agreement or fails to renew and the borrower fails to pay the lender any amount that results in a monetary event of default under the loan during the one-year period following such termination or non-renewal. Both letters of credit are subject to reduction or release under certain specified circumstances, including the resolution of the dispute and obtaining a successor manager.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The subject property is located in the City of Baltimore in the State of Maryland. Baltimore is situated in the approximate center of Maryland, near the Chesapeake Bay, approximately 45 miles northeast of Washington, D.C.
(from city center to city center). The subject property's primary market area is best defined as the City of Baltimore, which covers an approximately 49,183-acre total land area. Baltimore is part of the Baltimore, MD Metropolitan Statistical Area (MSA). The Baltimore, MD MSA encompasses six counties, including Anne Arundel, Baltimore (County), Carroll, Harford, Howard and Queen Annes, as well as the City of Baltimore. Baltimore is Maryland's largest city, and the largest metropolitan area in the state. The city is the 12th largest in the nation. According to Woods & Poole Economics, Inc., Baltimore had approximately 642,000 residents in
2002.

The Baltimore/Washington MSA is the fourth-largest consumer market in the nation. Because Baltimore's cost of living index is below the national average, the city has become an increasingly desirable business location.
The City of Baltimore was the business, financial, professional, transportation, and cultural center of Maryland until the recession in the early 1990s. An average of 453,300 people worked in Baltimore in the third quarter of 1988, according to figures from the State Department of Labor, Licensing and Regulation. At the end of 1997, that number had fallen by 16 percent, to 381,900. In recent years, downtown Baltimore has undergone an extensive revitalization program. The $223 million spent on the new Ravens football stadium at Camden Yards is the largest public investment ever made in the downtown area. Further projects included Oriole at Camden Yards, the Power Plant, the Gallery at Harborplace, Port Discovery, the National
Aquarium, the Maryland Science Center, the Columbus Center of Marine
Research, and the Maritime Museum. Although exact statistics regarding the number of workers in the downtown core are not tracked by any agency, the Downtown Partnership of Baltimore, an economic development organization, estimates that about 100,000 people work there today. The tourism and hospitality sector is most vibrant in downtown Baltimore, employing approximately 16,000 workers. The arrival of themed restaurants in 1997 and
1998 - including Planet Hollywood, the Hard Rock Cafe and the ESPN Zone -
have expanded the Inner Harbor district. Baltimore's significant investment in leisure attractions has positively affected other areas in the county.
--------------------------------------------------------------------------------
(1) Certain information from the Hospitality Valuation Services appraisal dated July 15, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.





                                    26 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                           SHERATON INNER HARBOR HOTEL
--------------------------------------------------------------------------------














          [MAP OF AREA SURROUNDING SHERATON INNER HARBOR HOTEL OMITTED]







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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                           SHERATON INNER HARBOR HOTEL
--------------------------------------------------------------------------------










              [AERIAL PHOTO OF SHERATON INNER HARBOR HOTEL OMITTED]




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



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                      [THIS PAGE INTENTIONALLY LEFT BLANK]








                                    29 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                                  TINDECO WHARF
--------------------------------------------------------------------------------









                     [FOUR PHOTOS OF TINDECO WHARF OMITTED]




                                    30 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                                  TINDECO WHARF
--------------------------------------------------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                        LOAN INFORMATION                                                    PROPERTY INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ORIGINAL PRINCIPAL                                                    SINGLE
BALANCE:                     $34,000,000                              ASSET/PORTFOLIO:        Single Asset
CUT-OFF PRINCIPAL BALANCE:   $33,952,685                              TITLE:                  Fee
% OF POOL BY IPB:            2.8%                                     PROPERTY TYPE:          Multifamily
LOAN SELLER:                 JPMorgan Chase Bank                      UNITS:                  240
BORROWER:                    Tindeco Wharf Partnership                LOCATION:               Baltimore, MD
SPONSOR:                     Adam Kauffman, Betsy Cohen and Edward    YEAR BUILT/RENOVATED:   1914/1985
ORIGINATION DATE:            7/31/2003                                OCCUPANCY:              95.4%
INTEREST RATE:               5.5500%                                  OCCUPANCY DATE:         7/1/2003
INTEREST ONLY PERIOD:        NAP                                      HISTORICAL NOI:
MATURITY DATE:               8/1/2013                                                  2001:  $3,198,134
AMORTIZATION TYPE:           Balloon                                                   2002:  $3,443,343
ORIGINAL AMORTIZATION:       300                                      UW NOI:                 $3,242,453
REMAINING AMORTIZATION:      299                                      UW NET CASH FLOW:       $3,112,853
CALL PROTECTION:             L(24),Def(91),O(4)                       APPRAISED VALUE:        $42,900,000
CROSS-COLLATERALIZATION:     NAP                                      APPRAISAL DATE:         5/7/2003
LOCK BOX:                    Cash Management Agreement
ADDITIONAL DEBT:             NAP
ADDITIONAL DEBT TYPE:        NAP
LOAN PURPOSE:                Refinance
---------------------------- -------------------------------------    ----------------------- --------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                            RESERVES                                                        FINANCIAL INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY         CUT-OFF DATE LOAN/SF    $141,470
                                    -------------- ---------------
                        Taxes:         $87,569        $43,784         CUT-OFF DATE LTV:       79.1%
                        Insurance:    $108,219        $10,822         MATURITY DATE LTV:      60.4%
                        CapEx:              $0        $10,750         UW DSCR:                1.24x
----------------------------------- -------------- ---------------    ----------------------- --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        MULTIFAMILY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                    APPROXIMATE
                                                    AVERAGE UNIT    NET RENTABLE   % OF TOTAL     AVERAGE MONTHLY   AVERAGE MONTHLY
            UNIT MIX                NO. OF UNITS    SQUARE FEET          SF           UNITS         ASKING RENT      MARKET RENT (1)
------------------------------------------------------------------------------------------------------------------------------------
STUDIO                                  116            1,079            125,164        48.3%            $1,376           $1,389
ONE BEDROOM                              39            1,379             53,781        16.3%            $1,625           $1,653
TWO BEDROOM                              67            1,327             88,909        27.9%            $1,574           $1,584
THREE BEDROOM                            18            1,397             25,146         7.5%            $2,076           $2,078
---------------------------------- --------------- --------------- --------------- ------------ ------------------ -----------------

(1) Based on information from the appraisal dated May 7, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.



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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


     ---------------------------------------------------------------------------
                                  TINDECO WHARF
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                     SPONSOR
     ---------------------------------------------------------------------------
     Our sponsor is Adam Kauffman who was one of the founders of Brandywine Construction & Management Inc. over 20 years ago. Other Borrower principals include Betsy and Edward Cohen. Betsy Cohen was a founder of the Jefferson Bank NJ, which has 31 branches in the Philadelphia region. Betsy Cohen also serves on several Boards of Directors, including Bryn Mawr College, Aetna/USHealthcare and the Board of Community Banks for the Federal Reserve Bank of Philadelphia. Betsy Cohen has served as the Chairman, Chief Executive Officer and trustee of RAIT Reit (NYSE: RAS) since its founding in August 1997. RAIT Investment Trust (NYSE:RAS) is a finance company focused on the mid-sized commercial real estate industry. RAIT provides structured financing to private and corporate owners of real estate, including senior and junior mortgage debt and mezzanine lending, and acquires real estate for its own account.
     ---------------------------------------------------------------------------
                                   COLLATERAL
     ---------------------------------------------------------------------------
     Originally built in 1914, the property was home to the Tin Decorating Company as a light manufacturing and warehouse facility. Located on the Inner Harbor of Baltimore, Maryland, the property has unobstructed water-front views as well as a small marina providing individual boat slips. In 1985, the subject property was purchased and fully renovated into a Class B apartment building. In addition to the 240 apartment units, the property has 40,005 square feet of commercial space, a 215-space income-producing parking garage, health club, onsite restaurant and the afore-mentioned boat slips. The main building is five stories high and features a central open courtyard, while the smaller building houses gym facilities.
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                     MARKET(1)
     ---------------------------------------------------------------------------
     The property is located at the southwest corner of the intersection of Boston Street and Linwood Avenue in the Canton section of Baltimore. Located roughly 2 miles due east of the CBD, the area is rapidly growing in popularity as an upscale urban neighborhood with young professionals as well as with nearby Johns Hopkins students. Primary access to the area is via the O'Donnell exit of Interstate-95, less than 1.5 miles east of the site. Boston Street connects Canton to Fells Point and is considered the primary arterial where various retailers are located, including a Safeway-anchored shopping center less than 1 mile away. Canton is also accessible by local City bus service as well as Inner Harbor water taxis.

     The neighborhood's property warehouse properties have repeatedly been redeveloped into loft apartment or office buildings that have gained popularity with young professionals and high-growth corporate users. Baltimore City apartment supply totaled more than 127,000 units at year end 2002, with only approximately 7,000 units (5.5%) added since 1995. This controlled growth has supported the strength of the submarket vacancy rate, which has not exceeded 5% since 1994.

     The appraiser concluded the average market rents for: a studio unit was $1,389, a 1-bedroom unit was $1,653, a 2-bedroom unit was $1,584, and a 3-bedroom unit was $2,078.
     ---------------------------------------------------------------------------

(1) Certain information from the Integra Realty Resources appraisal dated May 7, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.



                                    32 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                                  TINDECO WHARF
--------------------------------------------------------------------------------
















                [MAP OF AREA SURROUNDING TINDECO WHARF OMITTED]





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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                           CHASEWOOD OFFICE PORTFOLIO
--------------------------------------------------------------------------------







              [THREE PHOTOS OF CHASEWOOD OFFICE PORTFOLIO OMITTED]






                                    34 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1




--------------------------------------------------------------------------------
                      CHASEWOOD OFFICE PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                        LOAN INFORMATION                                                    PROPERTY INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ORIGINAL PRINCIPAL                                                    SINGLE
BALANCE:                     $26,000,000                              ASSET/PORTFOLIO:        Portfolio
CUT-OFF PRINCIPAL BALANCE:   $26,000,000                              TITLE:                  Fee
% OF POOL BY IPB:            2.2%                                     PROPERTY TYPE:          Office
LOAN SELLER:                 JPMorgan Chase Bank                      SQUARE FOOTAGE:         250,778
BORROWER:                    CTP Office, Ltd.                         LOCATION:               Houston, TX
SPONSOR:                     CTP Office GP, Inc.                      YEAR BUILT/RENOVATED:   1985/2001 & 1999
ORIGINATION DATE:            8/5/2003                                 OCCUPANCY:              93.3%
INTEREST RATE:               5.0000%                                  OCCUPANCY DATE:         5/31/2003
INTEREST ONLY PERIOD:        NAP                                      NUMBER OF TENANTS:      47
MATURITY DATE:               9/1/2013                                 HISTORICAL NOI:
AMORTIZATION TYPE:           Balloon                                                   2001:  $2,940,721
ORIGINAL AMORTIZATION:       360                                                       2002:  $3,251,464
REMAINING AMORTIZATION:      360                                                       2003:  $3,198,548  (TTM as of 5/31/2003)
CALL PROTECTION:             L(24),Def(92),O(4)                       UW NOI:                 $2,968,045
CROSS-COLLATERALIZATION:     NAP                                      UW NET CASH FLOW:       $2,672,960
LOCK BOX:                    NAP                                      APPRAISED VALUE:        $32,500,000
ADDITIONAL DEBT:             NAP                                      APPRAISAL DATE:         6/18/2003
ADDITIONAL DEBT TYPE:        NAP
LOAN PURPOSE:                Refinance
---------------------------- -------------------------------------    ----------------------- --------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                            RESERVES                                                        FINANCIAL INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY         CUT-OFF DATE LOAN/SF:        $104
                                    -------------- ---------------
                        Taxes:         $405,569       $40,557         CUT-OFF DATE LTV:            80.0%
                        Insurance:     $30,310         $7,578         MATURITY DATE LTV:           65.8%
                        TI/LC:              $0        $22,988         UW DSCR:                     1.60x
                        CapEx:              $0         $3,135
----------------------------------- -------------- ---------------    ----------------------- -------------------- -----------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         PORTFOLIO PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------
                                                     YEAR
                                                    BUILT/     SQUARE                                       # OF        APPRAISED
   PROPERTY NAME        BORROWER      LOCATION     RENOVATED     FEET     OCC.           TOP TENANTS         TENANTS      VALUE
------------------------------------------------------------------------------------------------------------------------------------
TWO CHASEWOOD        CTP Office, Ltd. Houston, TX  1985/2001    153,226    90.0%  RPSI, Inc., Severn Trent     26      $17,500,000
                                                                                  Systems,
THREE CHASEWOOD      CTP Office, Ltd. Houston, TX       1999     97,552    98.0%  Factory Mutual Insurance     21      $15,000,000
                                                                                  Company, Burr Computer
                                                                                  Environments, Intel
                                                                                  Americas, Inc.
                                                  ------------ ---------- ------ -------------------------- --------- --------------
                                                    Total/WA    250,778    93.3%                               47      $32,500,000
-------------------- --------------- ------------ ------------ ---------- ------ -------------------------- --------- --------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          SIGNIFICANT TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                        MOODY'S/  SQUARE                                 LEASE
            TENANT NAME                      PARENT COMPANY             S&P(2)     FEET   % OF GLA   BASE RENT PSF EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
RPSI, INC.                          Retriever Payment Systems            NR/NR    58,183     23.2%       $19.95          2011
SEVERN TRENT SYSTEMS                Severn Trent plc                     A3/A     25,878     10.3%       $11.25          2004
FACTORY MUTUAL INSURANCE COMPANY    Factory Mutual Insurance Company    NR/BBB    11,303      4.5%       $22.25          2005
BURR COMPUTER ENVIRONMENTS          Burr Computer Environments           NR/NR     9,113      3.6%       $22.75          2005
INTEL AMERICAS, INC.                Intel Corporation (NSDQ: INTC)       A1/A+     7,977      3.2%       $22.50          2005
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


     ---------------------------------------------------------------------------
                           CHASEWOOD OFFICE PORTFOLIO
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                     SPONSOR
     ---------------------------------------------------------------------------
     Borrowing entity is CTP Office, Ltd, a TX LP, the sole GP of which is CTP Office GP, LLC and the sole LP of which is GenCap Office Fund I, Ltd. (GOF
     I). GOF I is a private equity office fund sponsored by GenCap Partners, LP and will ultimately hold $400-$500 million in office assets throughout the US. The majority partner of GOF I is Stichting Pensioenfonds Stork ("SPS"). SPS is a corporate pension fund that was established in 1954 and based in the Netherlands for the benefit of Stork NV. SPS has investments of $4.5 billion Guilders ($2.3 billion US) of which 6% is in real estate holdings. Stork NV makes industrial machines and provides services relating to those machines, such as print systems, package systems for food and beverages, pump systems, pipeline systems, air conditioning systems and petroleum refinery systems.

     GenCap Partners, L.P. (GenCap) is the asset management and lending division of Genesis Capital Advisors, LLC, a real estate investment advisor based in Dallas. GenCap has invested in the development of 2,807 apartment units and acquired or developed over 840,000 square feet of office properties in the Southeast and Southwestern United States since January 1998.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                   COLLATERAL
     ---------------------------------------------------------------------------
     Chasewood Office Portfolio is comprised of a 153,226 square feet class A-/B+ office building and a 97,552 square feet class A-/B+ office building, totaling 250,778 square feet, built in 1985 & 1999. The two office buildings are part of a master planned office park, Chasewood Technology Park. Two Chasewood is an 8-story 153,226 square feet office Class A-/B+ office building constructed in 1985 on a 3.12-acre site. Three Chasewood is a 4-story 97,552 square feet Class A-/B+ office building constructed in 1999 on a 1.67-acre site by the borrower. The buildings share a five-level parking garage and has 628 parking spaces and 129 surface spaces. The buildings are located in the Northwest section of Houston in the FM 1960 corridor and directly adjacent to the Hewlett Packard headquarters.
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                     MARKET(1)
     ---------------------------------------------------------------------------
     Houston is the nation's fourth most populous city, and the largest in the south and southwest. The neighborhood is located in northwest Houston and may be defined as being bound by either side of SH 249 between North Sam Houston Parkway (Beltway 8) and Spring-Cypress Road. More specifically, the property is located at the southwest corner of SH 249 and Chasewood Park Drive. Most of the development around the site is concentrated along the SH 249 and FM 1960 corridors. These two thoroughfares serve as primary intersections within the neighborhood. The intersection of SH 249 and FM 1960 is home to Willowbrook Mall. Compaq's world headquarters is located just west of the subject property. Access to the subject property recently improved with the completion of the SH 249 widening. This roadway was widened from a four-lane road to a six-lane thoroughfare.

     The average occupancy rate for the subject submarket of 87.6% is higher than that of the overall Houston area market of 84.6%. The average rental rate for the submarket ($16.36) is slightly less as compared to that of the overall Houston area market ($17.89). Absorption for 2002 has been negative for the overall market area and positive for the sub-market. The average occupancy rate for the Class B properties within the sub-market is approximately 88% and approximately 95% for Class A properties. The subject property is considered to be a Class A-/B+ property.
     ---------------------------------------------------------------------------

(1)    Certain information from the CB Richard Ellis, Inc. appraisal dated
June 18, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

 -----------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE
 -----------------------------------------------------------------------------------------------------------------------------------
                NUMBER OF   SQUARE                               % OF BASE    CUMULATIVE   CUMULATIVE %   CUMULATIVE    CUMULATIVE %
                LEASES      FEET       % OF GLA    BASE RENT       RENT       SQUARE FEET     OF GLA       BASE RENT    OF BASE RENT
      YEAR       EXPIRING   EXPIRING   EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING       EXPIRING
 -----------------------------------------------------------------------------------------------------------------------------------
 VACANT             NAP       16,741     6.7%             NAP        NAP         16,741          6.7%             NAP          NAP
 2003 & MTM           6       12,046     4.8         $268,127       5.6%         28,787         11.5%        $268,127         5.6%
 2004                16       66,937    26.7        1,232,571      25.5          95,724         38.2%      $1,500,698        31.1%
 2005                17       64,638    25.8        1,453,088      30.1         160,362         63.9%      $2,953,786        61.2%
 2006                 4       12,453     5.0          283,488       5.9         172,815         68.9%      $3,237,274        67.1%
 2007                 3        4,960     2.0           90,468       1.9         177,775         70.9%      $3,327,742        68.9%
 2008                 4        7,818     3.1          174,000       3.6         185,593         74.0%      $3,501,742        72.5%
 2009                 1        7,002     2.8          164,547       3.4         192,595         76.8%      $3,666,289        76.0%
 2010                 0            0     0.0                0       0.0         192,595         76.8%      $3,666,289        76.0%
 2011                11       58,183    23.2        1,160,684      24.0         250,778        100.0%      $4,826,973       100.0%
 2012                 0            0     0.0                0       0.0         250,778        100.0%      $4,826,973       100.0%
 AFTER                0            0     0.0                0       0.0         250,778        100.0%      $4,826,973       100.0%
 -----------------------------------------------------------------------------------------------------------------------------------
 TOTAL               62      250,778    100.0%     $4,826,973      100.0%
 -----------------------------------------------------------------------------------------------------------------------------------



                                    36 of 59

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                           CHASEWOOD OFFICE PORTFOLIO
--------------------------------------------------------------------------------










          [MAP OF AREA SURROUNDING CHASEWOOD OFFICE PORTFOLIO OMITTED]





                                    37 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1




--------------------------------------------------------------------------------
                                 TOWER PLACE 200
--------------------------------------------------------------------------------


















                     [TWO PHOTOS OF TOWER PLACE 200 OMITTED]











                                    38 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1




--------------------------------------------------------------------------------
                                 TOWER PLACE 200
--------------------------------------------------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                        LOAN INFORMATION                                                    PROPERTY INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ORIGINAL PRINCIPAL           $25,625,000                              SINGLE
BALANCE:                                                              ASSET/PORTFOLIO:        Single Asset
CUT-OFF PRINCIPAL BALANCE:   $24,431,497                              TITLE:                  Fee
% OF POOL BY IPB:            2.0%                                     PROPERTY TYPE:          Office
LOAN SELLER:                 NCCI                                     SQUARE FOOTAGE:         259,096
BORROWER:                    OP&F Tower Inc.                          LOCATION:               Atlanta, GA
SPONSOR:                     Ohio Police & Fire Pension Fund          YEAR BUILT/RENOVATED:   1998
ORIGINATION DATE:            12/22/2000                               OCCUPANCY:              97.0% (80.5% Physical Occupancy)
INTEREST RATE:               8.050%                                   OCCUPANCY DATE:         6/30/2003
INTEREST ONLY PERIOD:        NAP                                      NUMBER OF TENANTS:      24
MATURITY DATE:               7/1/2009                                 HISTORICAL NOI:
AMORTIZATION TYPE:           Balloon                                                   2001:  NAP
ORIGINAL AMORTIZATION:       271                                                       2002:  $5,326,793
REMAINING AMORTIZATION:      239                                                       2003:  $5,269,284 (TTM as of 6/30/2003)
CALL PROTECTION:             L(0),Gtr1% or YM(67),O(3)                UW NOI:                 $4,220,471
CROSS-COLLATERALIZATION:     NAP                                      UW NET CASH FLOW:       $3,713,111
LOCK BOX:                    NAP                                      APPRAISED VALUE:        $53,500,000
ADDITIONAL DEBT:             Permitted                                APPRAISAL DATE:         7/8/2003
ADDITIONAL DEBT TYPE:        Secondary financing secured by
LOAN PURPOSE:                Refinance
---------------------------- -------------------------------------    ----------------------- --------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                            RESERVES                                                        FINANCIAL INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY         CUT-OFF DATE LOAN/SF:        $94
                                    -------------- ---------------
                        Taxes:              $0        $58,750         CUT-OFF DATE LTV:            45.7%
                                                                      MATURITY DATE LTV:           38.8%
                                                                      UW DSCR:                     1.51x
----------------------------------- -------------- ---------------    ----------------------- -------------------- -----------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          SIGNIFICANT TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                            MOODY'S/      SQUARE                                      LEASE
           TENANT NAME             PARENT COMPANY             S&P(1)       FEET      % OF GLA     BASE RENT PSF  EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
SIEBEL SYSTEMS, INC.(2)     Siebel Systems, Inc.             NR/BB        42,650       16.5%         $25.00           2009
PALMER & CAY HOLDINGS       Palmer & Cay Holdings            NR/NR        28,927       11.2%         $27.87           2009
RETEK, INC.                 Retek, Inc.                       NR/NR       28,265       10.9%         $28.42           2005
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(2) Tenant is not currently in occupancy but is contractually obligated to meet all the rent provisions of their lease. The tenant is current on all payments.




                                    39 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                                 TOWER PLACE 200
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The Tower Place 200 borrowing entity is OP&F Tower Inc. a Delaware corporation, wholly owned by The Ohio Police and Fire Pension Fund. The
Fund reported holdings of approximately $9.9 billion in net assets and the fund contributed over $25,000,000 in equity to this transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The Tower Place 200 is a thirteen (13) story, Class "A" office building is located in Atlanta, GA in the Buckhead submarket. The Tower Place 200 site is a rectangular shaped parcel situated in the eastern portion of the Tower Place development and is delineated by Tower Place Drive to the north and the east and a 6-story parking garage to the south. The Wyndham Garden
Hotel borders Tower Place 200 to the west. The property is zoned PD-OC or Planned Development-Office Commercial district. The Tower Place 200 site contains 255,769 net rentable square feet of office space and 3,327 net rentable square feet of retail space. In addition to the 13-story office building, collateral for this loan includes an accompanying 6-story, 676-car capacity parking garage. The building has readily available access to two Metropolitan Atlanta Rapid Transit Authority stations and two
Interstate Highways provide access to downtown Atlanta. One of the property's key attributes is its central location and ease of accessibility from every direction. Tower Place 200 is situated near numerous retail malls, hotels and restaurants, and Hartsfield International Airport is approximately fifteen (15) miles from the building. The building design allows for retail and office visibility and frontage. The parking garage is located on a square shaped parcel adjacent to Tower Place 200. The property is 97% leased to twenty-four (24) tenants. The lease expiration schedule is staggered with the effect that the majority of the larger leases are in effect through 2008.

The loan on Tower Place 200 was acquired by Nomura. The loan was originated on behalf of Teachers Insurance and Annuity Association of America ("TIAA") in December 2000. Subsequently TIAA acquired an interest in Lowe Enterprises who is acting as an advisor to the Borrower (Ohio Police and Fire Pension Funds). As a result of this potential conflict resulting from TIAA's position as a lender and an advisor to the Borrower, TIAA determined that they needed to sell the loan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     MARKET(1)
--------------------------------------------------------------------------------
The Buckhead submarket consists of 13,844,400 rentable square feet of office space in 94 multi-tenant buildings (15,000 square feet or greater), which is approximately 9% of the Metro Atlanta Office market's GLA. Growth was suspended in this market after third quarter 2001. A further reflection of this change of pace can be seen in the fact that there have been no deliveries of new product over six consecutive quarters. Buckhead has historically maintained a significantly lower vacancy rate than the overall Metro Atlanta market. The increased pressure on rents and occupancy are causing this market to reverse historical trends. However, as the business community sheds more space, absorption rates should stabilize as new deliveries are being held off and the economy begins to reverse negative trends. Development in Buckhead has leveled off since FY 1998, which recorded the delivery of approximately 1.1 million square feet of new product. As of first quarter 2003, there has been no delivery of new space into the submarket. Additionally, there is currently no new space under construction.
--------------------------------------------------------------------------------
(1) Certain information from the Landauer Realty Group, Inc. appraisal dated July 8, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

-----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
             NUMBER OF   SQUARE                               % OF BASE    CUMULATIVE    CUMULATIVE %    CUMULATIVE    CUMULATIVE %
             LEASES      FEET       % OF GLA    BASE RENT       RENT       SQUARE FEET      OF GLA        BASE RENT    OF BASE RENT
     YEAR     EXPIRING   EXPIRING   EXPIRING     EXPIRING     EXPIRING      EXPIRING       EXPIRING       EXPIRING       EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------
VACANT           NAP        7,764      3.0%            NAP        NAP          7,764           3.0%              NAP          NAP
2003 & MTM         1        6,343      2.4        $171,647       2.5%         14,107           5.4%         $171,647         2.5%
2004               9       50,157     19.4       1,448,406       21.1         64,264          24.8%       $1,620,053        23.6%
2005               6       48,775     18.8       1,388,090       20.2        113,039          43.6%       $3,008,144        43.9%
2006               2       13,246      5.1         390,896        5.7        126,285          48.7%       $3,399,040        49.6%
2007               1       23,300      9.0         630,517        9.2        149,585          57.7%       $4,029,557        58.7%
2008               3       11,865      4.6         315,108        4.6        161,450          62.3%       $4,344,665        63.3%
2009               5       94,877     36.6       2,515,307       36.7        256,327          98.9%       $6,859,972       100.0%
2010               1        2,769      1.1               0        0.0        259,096         100.0%       $6,859,972       100.0%
2011               0            0      0.0               0        0.0        259,096         100.0%       $6,859,972       100.0%
2012               0            0      0.0               0        0.0        259,096         100.0%       $6,859,972       100.0%
AFTER              0            0      0.0               0        0.0        259,096         100.0%       $6,859,972       100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             28      259,096     100.0%    $6,859,972       100.0%
------------------------------------------------------------------------------------------------------------------------------------



                                    40 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                                 TOWER PLACE 200
--------------------------------------------------------------------------------













                [MAP OF AREA SURROUNDING TOWER PLACE 200 OMITTED]





                                    41 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1






--------------------------------------------------------------------------------
                           LILLIAN VERNON CORPORATION
--------------------------------------------------------------------------------
















              [THREE PHOTOS OF LILLIAN VERNON CORPORATION OMITTED]






                                    42 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1







--------------------------------------------------------------------------------
                           LILLIAN VERNON CORPORATION
--------------------------------------------------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                        LOAN INFORMATION                                                    PROPERTY INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ORIGINAL PRINCIPAL                                                    SINGLE
BALANCE:                     $24,000,000                              ASSET/PORTFOLIO:        Single Asset
CUT-OFF PRINCIPAL BALANCE:   $24,000,000                              TITLE:                  Fee
% OF POOL BY IPB:            2.0%                                     PROPERTY TYPE:          Industrial
LOAN SELLER:                 JPMorgan Chase Bank                      SQUARE FOOTAGE:         827,000
BORROWER:                    GIFT (VA) LLC                            LOCATION:               Virginia Beach, VA
SPONSOR:                     Corporate Property Associates 15         YEAR BUILT/RENOVATED:   1987
ORIGINATION DATE:            8/20/2003                                OCCUPANCY:              100.0%
INTEREST RATE:               6.2700%                                  OCCUPANCY DATE:         8/20/2003
INTEREST ONLY PERIOD:        NAP                                      NUMBER OF TENANTS:      1
MATURITY DATE:               9/1/2023                                 HISTORICAL NOI:
AMORTIZATION TYPE:           Fully                                                     2001:  NAP(1)
ORIGINAL AMORTIZATION:       240                                                       2002:  NAP(1)
REMAINING AMORTIZATION:      240                                                       2003:  NAP(1)
CALL PROTECTION:             L(24),Def(209),O(7)                      UW NOI:                 $3,358,574
CROSS-COLLATERALIZATION:     NAP                                      UW NET CASH FLOW:       $3,192,347
LOCK BOX:                    Hard                                     APPRAISED VALUE:        $37,400,000
ADDITIONAL DEBT:             NAP                                      APPRAISAL DATE:         7/24/2003
ADDITIONAL DEBT TYPE:        NAP
LOAN PURPOSE:                Refinance
---------------------------- -------------------------------------    ----------------------- --------------------------------------
(1) Lillian Vernon Corporation was the owner/occupant of the property prior to the sale leaseback to the borrowing entity. Lillian Vernon never completed a budget or tracked building operating expenses outside of normal operations which is the reason for the lack of historical NOI.

------------------------------------------------------------------    --------------------------------------------------------------
                            RESERVES                                                        FINANCIAL INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY         CUT-OFF DATE LOAN/SF:   $29
                                    -------------- ---------------
                        Taxes:         $72,648             $0         CUT-OFF DATE LTV:       64.2%
                        Insurance:    $117,975             $0         MATURITY DATE LTV:      1.7%
                        CapEx:        $200,000        $15,974         UW DSCR:                1.51x
                        Other:      $2,108,432(2)          $0
----------------------------------- -------------- ---------------    ----------------------- -------------------- -----------------
(2)  Represents a Debt Service reserve, equal to 1 year's debt service. The reserve will be held for at least 5 years. If Lillian Vernon does not achieve positive cash flow in years four and five of the loan, the reserve term may be extended until they achieve two consecutive years of positive cash flow. In addition, a cash flow sweep will occur if Lillian Vernon files for bankruptcy or if they "Go Dark" and cease operations. The Cash
Flow sweep will remain in place until the lease has been affirmed and
Lillian Vernon has emerged from bankruptcy or a satisfactory sub-tenant has opened for business.

------------------------------------------------------------------------------------------------------------------------------------
                                                          SINGLE TENANT
------------------------------------------------------------------------------------------------------------------------------------
                                                                MOODY'S/      SQUARE                                      LEASE
           TENANT NAME                 PARENT COMPANY             S&P(3)       FEET      % OF GLA    BASE RENT PSF   EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
LILLIAN VERNON CORPORATION(4)    Ripplewood Holdings L.L.C.      NR/NR       827,000        100%      $4.65 (NNN)         2023
-------------------------------- ---------------------------- ------------- ----------- ----------- ---------------- ---------------

(3) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(4) On July 2, 2003, Lillian Vernon Corporation was acquired by a private equity fund managed by Ripplewood Holdings L.L.C. Under the terms of the merger, stockholders of Lillian Vernon Corporation received $7.25 in cash for each share.




                                    43 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1




     ---------------------------------------------------------------------------
                           LILLIAN VERNON CORPORATION
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                     SPONSOR
     ---------------------------------------------------------------------------
     The property is owned by an SPE controlled by Corporate Property Associates 15 Incorporated ("CPA(R):15"). Formed in November 2001, Corporate Property Associates 15 Incorporated (CPA(R):15) is the fourteenth in a series of funds created and managed by W. P. Carey & Co. LLC (NYSE:WPC). CPA(R):15 is a publicly held non-traded real estate investment trusts (REIT) that purchases single-tenant corporate properties and leases them back to the original tenant. Founded in 1973, W. P. Carey currently owns and/or manages 550 commercial and industrial facilities throughout the United States and Europe, comprising more than 75 million square feet of space.
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                   COLLATERAL
     ---------------------------------------------------------------------------
     The subject property is a single 1- and 2-story warehouse/distribution center completed in 1987 with subsequent additions added in 1992 and 1996. The building contains a total of 827,000 square feet with approximately 85,000 square feet of office and call center space constructed on a mezzanine level in the northwest section of the building. In addition, there is a company cafeteria with adjoining outdoor area and locker room space. The subject is in good condition and could be subdivided for multi-tenant use. It is situated on 61.2 acres and has 1,900 parking spaces. The clear ceiling heights range from 30 feet to 48 feet. There are 18 dock high receiving doors, 24 dock high shipping doors and 5 drive-in doors. The receiving area is located on the south side of the building; while the shipping area is located on the north side. The subject property was acquired in July 2003, by a subsidiary of Corporate Property Associates 15 Incorprated, an investment fund affiliate of W.P. Carey.
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                 TENANT PROFILE
     ---------------------------------------------------------------------------
     Lillian Vernon Corporation, ("LVC") is a 52-year old catalog and online retailer that markets gifts, house wares, gardening, Christmas, and children's products and is based in Rye, NY. They are one of the largest specialty catalogs in the United States, publishing seven catalog titles and selling products in the Business to Business and outlet store markets. The National Distribution Center ("subject property") is situated on 61 acres in Virginia Beach, Virginia and totals 827,000 square feet. LVC is one of the first direct marketers to offer personalized items free-of-charge, becoming a trademark. During fiscal year 2003, over 150 million catalogs were mailed in 33 editions generating approximately 3.8 million orders with an average order worth $56.69 and generating revenues of $238 million. At the height of the Christmas season, employment swells to over 4,600 employees from 1,200.

     LVC was acquired by a private equity fund managed by Ripplewood Holdings LLC on 7/2/2003. Stockholders received $7.25 in cash per share, totaling approximately $61 million. The Stock was previously traded on the AMEX under the symbol "LVC". Following the acquisition, Lillian Vernon, the founder of the Company, will serve as a non-executive Chairman and spokesperson.
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                     MARKET(1)
     ---------------------------------------------------------------------------
     The subject property is situated in the Oceana West Corporate Park in Virginia Beach, VA. The property is located on the east side of International Parkway, south of Central Drive and north of London Bridge Road. Access is provided via two curb cuts on International Parkway, one of which is signalized. The subject has frontage and visibility along the east side of International Parkway, while the rear of the property is visible from the west side of London Bridge Road. The subject property is located approximately 6 miles northwest of the CBD and 16 miles northwest of Norfolk International Airport. It is also in close proximity to the Port of Hampton Roads, which is 15 miles northwest. The Port of Hampton Roads is considered to be a major point along the Inland Waterway, which stretches from Maine to Florida.

     The boundaries of the immediate area are I-264 to the north, Dam Neck Road to the south, Oceana Naval Air Station to the east and Lynnhaven Parkway to the west. The local area has access to London Bridge Road to the east and Lynnhaven Parkway to the west providing local north/south access. Dam Neck Road south of the subject provides local east/west access from its intersection with Route 165 in the west to the coastline in the east. The area is considered to have a well-developed regional roadway system. The region is linked to Richmond (state capitol) in the west by I-64.

     According to the "Hampton Roads Industrial Survey 2003" completed by Old Dominion Real Estate Center, the Hampton Roads Industrial market contains a total of 91.3 million square feet of industrial space in 2,619 buildings of year-end 2002. The market is further split into the Southside and Peninsula markets, with each containing 66.8 million square feet in 1,967 buildings and 24.4 million square feet in 652 buildings, respectively. There are 11 sub-markets in the Southside market and 4 sub-markets in the Peninsula market. According to the report, the vacancy rate in the overall market was 8%, representing 6.85 million square feet, while vacancy in the Southside market was 7% or 4.38 million square feet and vacancy in the Peninsula market was 10% or 2.47 million square feet. There are a total of 166 buildings included in the subject sub-market containing a total of 5.28 million square feet with an 8% vacancy rate or 407,941 square feet available. The appraiser concluded a market rental rate of $4.65 per square foot for the subject on a NNN basis.
     ---------------------------------------------------------------------------

(1) Certain information from the Landauer Realty Group, Inc. appraisal dated May 1, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.



                                    44 of 59

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



STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1




--------------------------------------------------------------------------------
                           LILLIAN VERNON CORPORATION
--------------------------------------------------------------------------------









          [MAP OF AREA SURROUNDING LILLIAN VERNON CORPORATION OMITTED]








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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                           METRO FOUR OFFICE BUILDING
--------------------------------------------------------------------------------



















               [TWO PHOTOS OF METRO FOUR OFFICE BUILDING OMITTED]





                                    46 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1




--------------------------------------------------------------------------------
                           METRO FOUR OFFICE BUILDING
--------------------------------------------------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                        LOAN INFORMATION                                                    PROPERTY INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ORIGINAL PRINCIPAL                                                    SINGLE
BALANCE:                     $23,000,000                              ASSET/PORTFOLIO:        Single Asset
CUT-OFF PRINCIPAL BALANCE:   $23,000,000                              TITLE:                  Fee
% OF POOL BY IPB:            1.9%                                     PROPERTY TYPE:          Office
LOAN SELLER:                 NCCI                                     SQUARE FOOTAGE:         144,997
BORROWER:                    MPW 6359 LLC                             LOCATION:               Springfield, VA
SPONSOR:                     B. Mark Fried                            YEAR BUILT/RENOVATED:   2003
ORIGINATION DATE:            9/10/2003                                OCCUPANCY:              94.4%
INTEREST RATE:               6.2300%                                  OCCUPANCY DATE:         7/16/2003
INTEREST ONLY PERIOD:        NAP                                      NUMBER OF TENANTS:      5
MATURITY DATE:               9/11/2013                                HISTORICAL NOI:
AMORTIZATION TYPE:           Balloon                                                   2001:  NAP (Built in 2003)
ORIGINAL AMORTIZATION:       360                                                       2002:  NAP (Built in 2003)
REMAINING AMORTIZATION:      360                                                       2003:  NAP (Built in 2003)
CALL PROTECTION:             L(24),Def(90),O(6)                       UW NOI:                 $2,513,456
CROSS-COLLATERALIZATION:     No                                       UW NET CASH FLOW:       $2,281,335
LOCK BOX:                    Soft                                     APPRAISED VALUE:        $30,100,000
ADDITIONAL DEBT:             No                                       APPRAISAL DATE:         7/25/2003
ADDITIONAL DEBT TYPE:        No
LOAN PURPOSE:                Refinance
---------------------------- -------------------------------------    ----------------------- --------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                            RESERVES                                                        FINANCIAL INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY         CUT-OFF DATE LOAN/SF:        $159
                                    -------------- ---------------
                        Taxes:              $0        $25,500         CUT-OFF DATE LTV:            76.4%
                        Insurance:          $0         $2,833         MATURITY DATE LTV:           65.2%
                        TI/LC:              $0        $17,498         UW DSCR:                     1.35x
                        CapEx:              $0         $2,417
                        Other:              $0        $33,3331
----------------------------------- -------------- ---------------    ----------------------- -------------------- -----------------
(1) The loan is structured with a soft lockbox, and rent direction letters have already been obtained. Additionally, a reserve accumulates to
$2,300,000 over the first five years of the loan term. This reserve is available to address the rollover risk related to the US Army Corps of
Engineers and/or IRS, and is maintained until the loan is retired. The reserve is collected by escrowing (i) $33,333 in months 1 through 48 of the loan term, and (ii) $58,333 in months 49 through 60 of the loan term.
Additionally, TI/LC reserves will be collected on a monthly basis. The two reserves will collectively reach a total cap of $3,100,000 by the fifth loan year. Should the aggregate reserve fund be drawn down below the
$3,100,000 cap, collection will resume until the aggregate fund is replenished.

------------------------------------------------------------------------------------------------------------------------------------
                                                          SIGNIFICANT TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                MOODY'S/      SQUARE                                      LEASE
          TENANT NAME                 PARENT COMPANY              S&P(2)       FEET      % OF GLA     BASE RENT PSF  EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
US ARMY CORPS OF ENGINEERS     The United States Government     Aaa/AAA      101,935       70.3%         $18.10           2008
OBJECT SCIENCES CORP           Object Sciences, Inc.             NR/NR        12,951        8.9%         $28.72           2010
IRS (GSA)                      The United States Government      Aaa/AAA      10,241        7.1%         $30.21           2008
------------------------------------------------------------------------------------------------------------------------------------

(2) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.




                                    47 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1




     ---------------------------------------------------------------------------
                           METRO FOUR OFFICE BUILDING
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                     SPONSOR
     ---------------------------------------------------------------------------
     The Borrower is MPW 6359, LLC, a Virginia limited liability company. The manager of the borrowing entity is 6359 SPE LLC which has a 0.1% interest in the borrower and is owned by B. Mark Fried, the key principal. Metro Park Associates owns the other 99.9% of the borrower. Metro Park Associates LLC is owned 85% by Metro Park LLC and 15% by Levine MP LLC. Stanley Levine is a retired investor and owns 100% of Levine MP LLC. Metro Park LLC is comprised as follows: B. Mark Fried and his wife Barbara each own 37% and 33% interests respectively and their daughter Leah Fried owns the remaining 30% interest. B. Mark Fried is chairman of the board of the Fried Companies, Inc. a real estate construction, leasing and property management company located in Springfield, Virginia. B. Mark Fried has been involved in the development, ownership and management of commercial real estate for the last 30 years.
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                   COLLATERAL
     ---------------------------------------------------------------------------
     Metro Four Office Building is a recently completed, 6-story, sprinklered Class "A" office building totaling 144,997 SF and located at 6359 Walker Lane, Springfield, VA. The property includes unit ownership interests for 480 spaces (3.2/1,000 SF) in a 4-level (above grade) parking garage condominium. The property is situated on approximately 4 acres of land and is part of the 49-acre Metro Office Park Development. Three passenger elevators service the building and the parking garage features one elevator. The property is 94.4% leased to five tenants. The largest tenant is the US Army Corps of Engineers (GSA), occupying 70.3% (101,935 SF) of the building. The occupancy of the four remaining tenants are as follows:
     Object Sciences, Inc. occupies 8.9% (12,951 SF), IRS (GSA) occupies 7.1% (10,241 SF), Cadd Microsystems occupies 6.2% (8,970 SF), and the Armed Services YMCA (GSA) occupies 1.9% (2,800 SF).
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                     MARKET(1)
     ---------------------------------------------------------------------------
     The subject site is located on the south side of Walker Lane, west of Beulah Street, in the Springfield area of Fairfax County, VA. The street address is 6359 Walker Lane. The subject's location, known as Springfield, is located in eastern Fairfax County, adjacent to the City of Alexandria, VA. The subject's Supervision District K, known as the Lee District, extends from Route 1 on the east to the Accotink Creek on the west. The District also extends from the Capital Beltway on the north to the Newington area on the south. The population in this area grew 24% between 1990 and 2001, from 39,919 to 49,461. Over the next five years, the population in this area is expected to grow by 20%, from 49,461 to 59,561. Average income levels in this area grew by 88% between 1990 and 2003, from $57,271 to $107,452. The growth of the subject property's immediate area is attributable to the vast transportation improvements that have been made to the immediate area within the past decade. The subject property's Springfield market has approximately 4,962,380 million square feet of office space with an overall vacancy of approximately 10.6%. It should be recognized that Springfield typically consists of older buildings that were built in the 1980's and are not competitive with the subject property. The subject's commercial park is within GSA acceptable limits to the Metro's new construction, and is proximate to major transportation arteries, ensuring stable demand for this area.
     ---------------------------------------------------------------------------

(1) Certain information from the Continental Wingate Corporation appraisal dated July 25, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
              NUMBER OF   SQUARE                               % OF BASE    CUMULATIVE    CUMULATIVE %    CUMULATIVE    CUMULATIVE %
               LEASES      FEET      % OF GLA    BASE RENT       RENT       SQUARE FEET      OF GLA        BASE RENT    OF BASE RENT
     YEAR     EXPIRING   EXPIRING    EXPIRING    EXPIRING      EXPIRING      EXPIRING       EXPIRING       EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT            NAP        8,100      5.6%            NAP         NAP         8,100           5.6%              NAP          NAP
2003 & MTM          0            0      0.0              $0        0.0%         8,100           5.6%               $0         0.0%
2004                0            0      0.0               0        0.0          8,100           5.6%               $0         0.0%
2005                0            0      0.0               0        0.0          8,100           5.6%               $0         0.0%
2006                0            0      0.0               0        0.0          8,100           5.6%               $0         0.0%
2007                0            0      0.0               0        0.0          8,100           5.6%               $0         0.0%
2008                2      112,176     77.4       2,154,388       75.2        120,276          83.0%       $2,154,388        75.2%
2009                0            0      0.0               0        0.0        120,276          83.0%       $2,154,388        75.2%
2010                1       12,951      8.9         371,902       13.0        133,227          91.9%       $2,526,291        88.2%
2011                0            0      0.0               0        0.0        133,227          91.9%       $2,526,291        88.2%
2012                2       11,770      8.1         338,495       11.8        144,997         100.0%       $2,864,785       100.0%
AFTER               0            0      0.0               0        0.0        144,997         100.0%       $2,864,785       100.0%
------------- ----------- ---------- ---------- ------------- ------------ -------------- -------------- -------------- ------------
TOTAL               5      144,997     100.0%    $2,864,785       100.0%
------------- ----------- ---------- ---------- ------------- ------------ -------------- -------------- -------------- ------------


                                    48 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                           METRO FOUR OFFICE BUILDING
--------------------------------------------------------------------------------










          [MAP OF AREA SURROUNDING METRO FOUR OFFICE BUILDING OMITTED]






                                    49 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                            THE PRADO AT SPRING CREEK
--------------------------------------------------------------------------------
















               [THREE PHOTOS OF THE PRADO AT SPRING CREEK OMITTED]






                                    50 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


--------------------------------------------------------------------------------
                            THE PRADO AT SPRING CREEK
--------------------------------------------------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                        LOAN INFORMATION                                                    PROPERTY INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ORIGINAL PRINCIPAL                                                    SINGLE
BALANCE:                     $21,000,000                              ASSET/PORTFOLIO:        Single Asset
CUT-OFF PRINCIPAL BALANCE:   $21,000,000                              TITLE:                  Fee
% OF POOL BY IPB:            1.7%                                     PROPERTY TYPE:          Retail - Anchored
LOAN SELLER:                 LaSalle Bank National Association        SQUARE FOOTAGE:         152,072
BORROWER:                    PMAT The Prado, L.L.C.                   LOCATION:               Bonita Springs, FL
SPONSOR:                     James M. Cope, Patrick K. Dempsey,       YEAR BUILT/RENOVATED:   2001
                             Robert A. Whelan
ORIGINATION DATE:            8/4/2003                                 OCCUPANCY:              91.3%
INTEREST RATE:               5.4500%                                  OCCUPANCY DATE:         7/31/2003
INTEREST ONLY PERIOD:        NAP                                      NUMBER OF TENANTS:      23
MATURITY DATE:               9/1/2008                                 HISTORICAL NOI:
AMORTIZATION TYPE:           Balloon                                                   2001:  $ 1,697,211
ORIGINAL AMORTIZATION:       360                                                       2002:  $ 2,197,153
REMAINING AMORTIZATION:      360                                                       2003:  $ 2,042,343   (TTM as of 3/31/2003 )
CALL PROTECTION:             L(35),Def(22),O(3)                       UW NOI:                 $ 2,141,976
CROSS-COLLATERALIZATION:     NAP                                      UW NET CASH FLOW:       $ 2,043,694
LOCK BOX:                    Springing                                APPRAISED VALUE:        $ 26,800,000
ADDITIONAL DEBT:             Permitted                                APPRAISAL DATE:         7/2/2003
ADDITIONAL DEBT TYPE:        Mezzanine (Future)
LOAN PURPOSE:                Acquisition
---------------------------- -------------------------------------    ----------------------- --------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                            RESERVES                                                        FINANCIAL INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY            CUT-OFF DATE LOAN/SF:           $138
                                    -------------- ---------------
                  Taxes:                              $23,582            CUT-OFF DATE LTV:                78.4%
                                      $235,817
                  Insurance:                $0             $0            MATURITY LTV:                    72.8%
                  TI/LC:                    $0         $6,290            UW DSCR:                         1.44x
                  CapEx:                    $0         $1,901
----------------------------------- -------------- ---------------    ----------------------- -------------------- -----------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             MAJOR TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                               MOODY'S   SQUARE   % OF                   BASE RENT       LEASE
        TENANT NAME                    PARENT COMPANY           S&P(1)    FEET     GLA     SALES PSF        PSF     EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
REGAL CINEMAS                Regal Entertainment Group         B3/BB-    44,288   29.1%     $ 253,000(2)  $16.50          2020
STEIN MART                   Stein Mart Inc.                    NR/NR    28,000   18.4%        $93.00      $7.50          2014
CONGRESS JEWELRY             Congress Jewelers                  NR/NR    10,000    6.6%           NAV     $11.03          2010
---------------------------- -------------------------------- ---------- -------- ------- ------------- ----------- ----------------

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(2) Per screen









                                    51 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



     ---------------------------------------------------------------------------
                            THE PRADO AT SPRING CREEK
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                     SPONSOR
     ---------------------------------------------------------------------------
     The sponsors of The Prado at Spring Creek Loan are Robert A. Whelan, Patrick K. Dempsey and James M. Cope. The borrowing entity for The Prado at Spring Creek Loan, PMAT The Prado, L.L.C. (the "Prado Borrower"), is a single purpose limited liability company controlled by its managing member, PMAT The Prado Investment, L.L.C., a single purpose entity indirectly owned by each of the sponsors and controlled by PMAT Real Estate Investments, L.L.C. (the "PMAT Manager"). The PMAT Manager is 100% owned by Robert A. Whelan, who until recently was the CFO of Sizeler Property Investors, Inc., a publicly traded apartment and shopping center REIT, which owns and operates 15 shopping centers in four states encompassing in excess of over 3 million square feet of retail space. Messrs. Patrick K. Dempsey and James
     M. Cope have extensive experience in the origination, structuring, placement and closing of multiple types of real estate transactions. To date Mr. Dempsey has originated and closed more than $900 million of equity and debt transactions. Mr. Cope began acquiring commercial real estate in 1997 and currently owns partnership interests in five industrial properties, two multi-family properties, one retail property and one medical office building.

     A consent agreement was entered into by and between LaSalle and Kimco Preferred Investor XIV, Inc. (the "Kimco Member"), an equity investor and member in the Prado Borrower, under which LaSalle (i) consented to the admission of the Kimco Member as a member in the Prado Borrower; (ii) agreed to give the Kimco Member notice of a default prior to the commencement of any foreclosure proceeding, acceleration of the maturity date or the exercise of any right or remedy under the loan documents (defined as an "Enforcement Action" under the Consent Agreement); and (iii) acknowledged that under the operating agreement entered into by and between the sponsors and the Kimco Member, the Kimco Member has the right to remove the sponsors from their rights as PMAT Manager and/or their ownership interests in the Prado Borrower and substitute an entity owned and controlled by the Kimco Member as the sole manager of the Prado Borrower and appoint a new property manager for the Prado Property.
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                   COLLATERAL
     ---------------------------------------------------------------------------
     The Prado at Spring Creek Property (the "Prado Property") consists of an approximately 152,072 square foot retail and entertainment shopping center located in Bonita Springs, Florida. Phase I (95,636 SF) was completed in 2000 and Phase II (56,436 SF) opened in late 2002. National and regional tenants make up 77% of the rent roll, which includes Stein Mart (NASDAQ:
     SMRT), Regal Cinemas (NYSE: RGC), Prudential WCI Realty, and Washington Mutual. The Prado Property is currently 91% leased and is still considered to be in the lease-up stage, as it was completed in late 2001. Sales at Stein Mart and Regal Cinemas for fiscal 2002 were $2.6 million ($93/SF) and $3,031,000 ($253,000/screen), respectively.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                     MARKET(1)
     ---------------------------------------------------------------------------
     The subject area is located north of the Naples area and has become one of the strongest growth areas of the MSA. The trade area reflects a strong population growth. Within a 3-mile radius of the site, the population over the last two years has grown at a rate of 4.80 percent while the State of Florida grew by 2.07 percent. Although the growth rate is expected to moderate over the next five years, the 3-mile area is forecast to grow at a compound annual rate of 3.91 percent.

     Retail sales in the area are much higher than normal. At the end of last year, the Naples MSA had an aggregate retail sales level of $4.5 billion, with average retail sales per household of $39,583. By comparison, Florida had average sales per household of $32,024, while the U.S. was $33,662. The average household income for the country in 2002 was $64,338 and the average for the State of Florida was $58,562. The subject property lies at the southern end of Lee County, which had an average household income of $59,583. In the 3-mile radius, the average household income was estimated at $69,674. Within 1-mile of the property, the average income was estimated at $74,200.

     The appraiser surveyed several centers considered to be direct comparables with the subject property. The appraiser determined occupancy rates range from 90% to 100%. The subject property center is at the low end of this range, but is still in its initial lease-up, as it was completed last year. Although there has been a significant amount of new construction of retail centers in recent years, retail construction has tended to lag behind the residential growth taking place. The result has been that vacancies have been relatively low in this market once properties have achieved initial lease-up. The appraiser determined market rents for the subject as well as several out lot buildings and several big box retailers, and based on the research, market rents were determined to be as follows: anchor space -$16.50/SF based on a 10 year lease term, out lot space-$26.00/SF based on a 10 year lease term, in-line space>4,000 SF-$19.00/SF based on a 5 year lease term, and typical in-line space-$21.00/SF, based on a 5 year lease term.
     ---------------------------------------------------------------------------

(1) Certain information from the Cushman & Wakefield of Florida, Inc. appraisal dated July 2, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
              NUMBER OF    SQUARE                               % OF BASE      CUMULATIVE  CUMULATIVE %   CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA     BASE RENT       RENT       SQUARE FEET     OF GLA       BASE RENT  OF BASE RENT
     YEAR     EXPIRING    EXPIRING    EXPIRING      EXPIRING     EXPIRING      EXPIRING     EXPIRING      EXPIRING      EXPIRING
----------------------------------------------------------------------------------------------------------------------------------
VACANT            NAP        13,180       8.7%            NAP       NAP        13,180          8.7%             NAP         NAP
2003 & MTM          0             0      0.0                0        0.0%      13,180          8.7%              $0        0.0%
2004                2         3,105      2.0           61,664       2.7        16,285         10.7%         $61,664        2.7%
2005                8        18,317     12.0          389,767      17.1        34,602         22.8%        $451,431       19.8%
2006                4         7,396      4.9          153,411       6.7        41,998         27.6%        $604,842       26.6%
2007                3         6,974      4.6          130,968       5.8        48,972         32.2%        $735,810       32.3%
2008                0             0      0.0                0       0.0        48,972         32.2%        $735,810       32.3%
2009                0             0      0.0                0       0.0        48,972         32.2%        $735,810       32.3%
2010                1        10,000      6.6          263,195      11.6        58,972         38.8%        $999,005       43.9%
2011                0             0      0.0                0       0.0        58,972         38.8%        $999,005       43.9%
2012                3        20,812     13.7          335,052      14.7        79,784         52.5%      $1,334,057       58.6%
AFTER               2        72,288     47.5          940,752      41.4       152,072        100.0%      $2,274,809      100.0%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL              23       152,072     100.0%     $2,274,809      100.0%
----------------------------------------------------------------------------------------------------------------------------------






                                    52 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                            The Prado at Spring Creek
--------------------------------------------------------------------------------














           [MAP OF AREA SURROUNDING THE PRADO AT SPRING CREEK OMITTED]











                                    53 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                             PIILANI SHOPPING CENTER
--------------------------------------------------------------------------------







                [THREE PHOTOS OF PIILANI SHOPPING CENTER OMITTED]











                                    54 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                             PIILANI SHOPPING CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                        LOAN INFORMATION                                                    PROPERTY INFORMATION
------------------------------------------------------------------    --------------------------------------------------------------
ORIGINAL PRINCIPAL                                                    SINGLE
BALANCE:                     $20,000,000                              ASSET/PORTFOLIO:        Single Asset
CUT-OFF PRINCIPAL BALANCE:   $20,000,000                              TITLE:                  Fee
% OF POOL BY IPB:            1.7%                                     PROPERTY TYPE:          Retail - Shadow Anchored
LOAN SELLER:                 JPMorgan Chase Bank                      SQUARE FOOTAGE:         65,702
BORROWER:                    KP Hawaii I, LLC                         LOCATION:               Kihei, HI
SPONSOR:                     F. Ron Krausz                            YEAR BUILT/RENOVATED:   2000
ORIGINATION DATE:            6/13/2003                                OCCUPANCY:              94.4%
INTEREST RATE:               5.5900%                                  OCCUPANCY DATE:         6/1/2003
INTEREST ONLY PERIOD:        12                                       NUMBER OF TENANTS:      30
MATURITY DATE:               7/1/2018                                 HISTORICAL NOI:
AMORTIZATION TYPE:           Interest Only - ARD                                       2001:  $2,247,656
ORIGINAL AMORTIZATION:       360                                                       2002:  $2,818,726
REMAINING AMORTIZATION:      360                                                       2003:  $2,929,342 (TTM as of 4/30/2003)
CALL PROTECTION:             L(93),Gtr1% or YM(78),O(7)               UW NOI:                 $1,953,694
CROSS-COLLATERALIZATION:     NAP                                      UW NET CASH FLOW:       $1,872,881
LOCK BOX:                    Cash Management Agreement                APPRAISED VALUE:        $25,000,000
ADDITIONAL DEBT:             Permitted                                APPRAISAL DATE:         5/11/2003
ADDITIONAL DEBT TYPE:        Mezzanine (Future)
LOAN PURPOSE:                Acquisition
---------------------------- -------------------------------------    ----------------------- --------------------------------------

------------------------------------------------------------------    --------------------------------------------------------------
                            RESERVES                                                        FINANCIAL INFORMATION
 ------------------------------------------------------------------    -------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY          CUT-OFF DATE LOAN/SF:         $304
                                    -------------- ---------------
                        Taxes:         $84,375        $14,063          CUT-OFF DATE LTV:             80.0%
                        Insurance:          $0         $5,440          MATURITY DATE LTV:            59.4%
                        TI/LC:              $0         $5,475          UW DSCR:                      1.36x
                        CapEx:              $0         $1,259
----------------------------------- -------------- ---------------    ----------------------- -------------------- -----------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          SIGNIFICANT TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            LEASE
                                                                  MOODY'S/   SQUARE      SALES               BASE RENT   EXPIRATION
         TENANT NAME                      PARENT COMPANY            S&P(1)     FEET      PSF(2)   % OF GLA      PSF         YEAR
------------------------------------------------------------------------------------------------------------------------------------
OUTBACK STEAKHOUSE              Outback Steakhouse, Inc. (NYSE:     NR/NR     6,000        $467      9.1%    $17.80         2010
                                OSI)
ROY'S RESTAURANT                Roy's Restaurant                    NR/NR     6,000        $388      9.1%    $30.50         2011
KIHEI-WAILEA MEDICAL CENTER     Kihei-Wailea Medical Center         NR/NR     5,592         NAV      8.5%    $30.16         2012
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(2)  Sales per square foot for 9-months ending 9/30/2002






                                    55 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1


     ---------------------------------------------------------------------------
                             PIILANI SHOPPING CENTER
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                     SPONSOR
     ---------------------------------------------------------------------------
     KP Hawaii I, LLC, the borrowing entity. Its sole member is Krausz Puente LLC, a California limited liability company. F. Ron Krausz is the guarantor of the non-recourse carveouts on the loan. He is president of Krausz Companies and is responsible for corporate financial planning and strategy, as well as for major tenant lease negotiations and project acquisition, disposition and financing. Krausz Companies was founded in 1966. The company acquires and develops office and retail properties in the Western United States.
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                   COLLATERAL
     ---------------------------------------------------------------------------
     Piilani Shopping Center is a shopping center (the "Property") located in the city of Kihei on the island of Maui, Hawaii developed in 2000. The property is shadow anchored by Hilo Hattie and the largest Safeway supermarket on the state of Hawaii. The master planned community of Piilani Village surrounds the area. Piilani Shopping Center is currently the only major shopping center on Piilani Highway.

     The Property is approximately 94.4% leased to almost thirty tenants including Outback Steakhouse (6,000 square feet), Roy's Restaurant (6,000 square feet) and Kihei-Wailea Medical Center (5,592 square feet).
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                     MARKET(1)
     ---------------------------------------------------------------------------
     The subject Property is located on the island of Maui with land area of 727 square miles and a population of 130,335. Being an island, the region has very limited space for new commercial developments and the State of Hawaii's State Conservationist Districts further inhibits future development. The Property is situated on the northwest corner of Piikea Avenue and Piilani Highway in eastern Kihei. Access to the Kihei area is via Mokulele Highway (Highway 35) or Kuihelani Highway (Highway 38) from Kahului or via Honoapiilan Highway (Highway 30) from Wailuku. The main roadways serving the Kihei area are Kihei Road and Piilani Highway.

     Maui is the second largest island in the Hawaiian chain and lies midway between Oahu and Hawaii. Maui County is the third most populous county in the state. Maui contains the second highest concentration of retail inventory, 3,656,764 sf, 15.9% of the total leasable area, with the island contributing roughly 11% of the total state population. The Island of Maui varies dramatically by location. Wailuku and Kahului are the primary local shopping districts. Kihei is a mixture of both local and tourist shopping areas. Lease rates reflect this diversity with ranges between $12 psf to $300psf and vacancies in the market vary as dramatically between 0% to 10%.
     ---------------------------------------------------------------------------

(1) Certain information from the CB Richard Ellis appraisal dated May 11, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                NUMBER OF   SQUARE                               % OF BASE  CUMULATIVE    CUMULATIVE %    CUMULATIVE    CUMULATIVE %
                LEASES      FEET       % OF GLA    BASE RENT       RENT     SQUARE FEET      OF GLA        BASE RENT    OF BASE RENT
     YEAR        EXPIRING   EXPIRING   EXPIRING     EXPIRING     EXPIRING    EXPIRING       EXPIRING       EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT              NAP        3,689      5.6%            NAP      NAP          3,689            5.6%             NAP          NAP
2003 & MTM            0            0      0.0              $0      0.0%         3,689            5.6%              $0         0.0%
2004                  0            0      0.0               0      0.0          3,689            5.6%              $0         0.0%
2005                 10       14,767     22.5         466,790     24.3         18,456           28.1%        $466,790        24.3%
2006                  6       10,332     15.7         350,760     18.3         28,788           43.8%        $817,550        42.6%
2007                  1        2,161      3.3          88,620      4.6         30,949           47.1%        $906,170        47.2%
2008                  1        3,304      5.0          99,120      5.2         34,253           52.1%      $1,005,290        52.4%
2009                  0            0      0.0               0      0.0         34,253           52.1%      $1,005,290        52.4%
2010                  4       11,739     17.9         278,970     14.5         45,992           70.0%      $1,284,260        66.9%
2011                  3        9,348     14.2         291,916     15.2         55,340           84.2%      $1,576,176        82.1%
2012                  4        7,634     11.6         252,996     13.2         62,974           95.8%      $1,829,172        95.3%
AFTER                 1        2,728      4.2          90,000      4.7         65,702          100.0%      $1,919,172       100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                30       65,702     100.0%    $1,919,172     100.0%
------------------------------------------------------------------------------------------------------------------------------------


                                    56 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1



--------------------------------------------------------------------------------
                             PIILANI SHOPPING CENTER
--------------------------------------------------------------------------------







                [MAP OF AREA SURROUNDING PIILANI SHOPPING CENTER OMITTED]










                                    57 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1




--------------------------------------------------------------------------------
                           PIILANI SHOPPING CENTER(1)
--------------------------------------------------------------------------------








                 [SITE PLAN OF PIILANI SHOPPING CENTER OMITTED]
















(1) THE COLLATERAL SECURING THE MORTGAGED PROPERTY DOES NOT INCLUDE SAFEWAY AND HILO HATTIES.




                                    58 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-LN1








                      [THIS PAGE INTENTIONALLY LEFT BLANK]






                                    59 of 59

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]